UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ______)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material under §240.14a-12

MSD INVESTMENT CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MSD Investment Corp.

One Vanderbilt Avenue, 26th Floor

New York, New York 10017

[ ], 2023

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of MSD Investment Corp. (the “Company”) to be held on April 26, 2023 at 10:00 a.m., Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only. You can participate in the Annual Meeting, vote and submit questions via live audio webcast by visiting [ ] and entering your control number on your proxy card or voting instruction form.

Your vote is very important! Your immediate response will help avoid potential delays and may save the Company significant additional expenses associated with soliciting shareholder votes.

The Notice of the Annual Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. The Annual Meeting is being held for the following purposes:

(1) to elect two members of the board of directors of the Company (the “Board”) to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;

(2) to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

(3) to approve and ratify the prior approval of the New Advisory Agreement; and

(4) to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR all of the proposals to be considered and voted on at the Annual Meeting.

It is important that your shares of the Company’s common stock, par value $0.001 per share, be represented at the Annual Meeting. If you are a shareholder of record and are unable to attend the virtual meeting, I urge you to vote your shares by completing, dating and signing the enclosed proxy card and promptly returning it in the envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. Your vote and participation in the governance of the Company are very important.

Sincerely yours,

Robert Platek
Chief Executive Officer, President and Chairman of the Board

MSD INVESTMENT CORP.

One Vanderbilt Avenue, 26th Floor

New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held On April 26, 2023

To the Shareholders of MSD Investment Corp.:

NOTICE IS HEREBY GIVEN THAT the annual meeting of shareholders of MSD Investment Corp., a Maryland corporation (the “Company”), will be held on April 26, 2023 at 10:00 a.m. Eastern Time (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. It is important to note that shareholders have the same rights and opportunities by participating in the virtual meeting as they would if attending an in-person meeting. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting [ ]. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying proxy statement under the heading “How do I attend and vote at the Annual Meeting.”

The Annual Meeting is being held for the following purposes:

1. To elect two members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3. To approve and ratify the prior approval of the New Advisory Agreement; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

The Board unanimously recommends that you vote FOR all of the proposals to be considered and voted on at the Annual Meeting.

You have the right to receive notice of and to vote at the meeting if you were a shareholder of record at the close of business on March 22, 2023. Whether or not you expect to be attend the meeting virtually, please vote by signing the enclosed proxy card and returning it promptly in the self-addressed envelope provided or, alternatively, by calling the toll-free telephone number or using the Internet as described on the proxy card. In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies by the Company.

By Order of the Board of Directors,

Robert Platek
Chief Executive Officer, President and Chairman of the Board

[ ], 2023

This is an important meeting. To ensure proper representation at the annual meeting, please indicate your vote as to the matters to be acted on at the meeting by following the instructions provided in the enclosed proxy card or voting instruction form. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person.

MSD INVESTMENT CORP.

One Vanderbilt Avenue, 26th Floor

New York, New York 10017

2023 ANNUAL MEETING OF SHAREHOLDERS

To Be Held On [ ], 2023

PROXY STATEMENT

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by the Board of Directors of MSD Investment Corp. (the “Company,” “we,” “us” or “our”) for use at our 2023 Annual Meeting of Shareholders to be held on April 26, 2023, at [ ] p.m. (Eastern Time) and at any adjournments thereof (the “Annual Meeting”). The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. The Notice of Annual Meeting, this Proxy Statement, the accompanying proxy card and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report”) are first being sent to shareholders on or about [ ], 2023.

We encourage you to vote your shares, either by voting in person at the meeting (virtually) or by granting a proxy (i.e., authorizing someone else to vote your shares). If you vote by mail, Internet or telephone as described in the instructions on the proxy card, and we receive your vote in time for the meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be: (i) voted FOR the election of two members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified; (ii) voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (iii) and FOR the approval and ratification the prior approval of the New Advisory Agreement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, INTERNET OR TELEPHONE.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL SHAREHOLDER MEETING TO BE HELD ON APRIL 26, 2023:

The Notice of Annual Meeting, Proxy Statement, and our Annual Report for the fiscal year ended December 31, 2022 are available at the following Internet address:[ ].

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the date of the Annual Meeting and where will it be held?

The annual meeting (the “Annual Meeting”) of shareholders of MSD Investment Corp., which is sometimes referred to in this proxy statement as “we,” “us,” “our,” or the “Company,” will be held in a virtual meeting format setting only on April 26, 2023. You will be able to participate in the Annual Meeting, vote and submit your questions via live audio webcast by visiting [ ].

What will I be voting on at the Annual Meeting?

At the Annual Meeting, holders of the Company’s common stock (each, a “Shareholder”) will be asked to: (1) elect each of Robert Platek and Louisa (Lucy) Rodriguez to the Board of Directors (the “Board”) for a three-year term, expiring at the 2026 annual meeting of shareholders and until their respective successor is duly elected and qualified; (2) ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) approve and ratify the prior approval of the New Advisory Agreement.

Who can vote at the Annual Meeting?

Only Shareholders of record as of the close of business on March 22, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Annual Meeting and any postponements or adjournments thereof.

How many votes do I have?

Shareholders are entitled to one vote for each share held as of the Record Date.

How do I attend and vote at the Annual Meeting?

The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can attend the Annual Meeting live online at [ ]. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

Attending the Annual Meeting Virtually. The Company will be hosting the Annual Meeting live via audio webcast. Any Shareholder can participate in the Annual Meeting live online at [ ]. If you were a Shareholder as of the Record Date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

•
Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at [ ].
•
Assistance with questions regarding how to attend and participate via the Internet will be provided at [ ], [30 minutes before the start of the virtual Annual Meeting.]
•
Webcast starts at [ ] [a.m.], Eastern Time.
•
You will need your control number located on your proxy card or on the instructions that accompanied your proxy materials to enter the Annual Meeting.
•
Shareholders may submit questions while attending the Annual Meeting via the Internet.

To attend and participate in the Annual Meeting, you will need the control number located on your proxy card or on the instructions that accompanied your proxy materials. If you lose your control number, you may join the Annual Meeting as a “Guest,” but you will not be able to vote, ask questions or access the list of Shareholders as of the Record Date. The Company will have technicians ready to assist with any technical difficulties Shareholders may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

Voting by Proxy through the Internet. You may authorize a proxy through the Internet using the web address included in your proxy card or on the instructions that accompanied your proxy materials. Authorizing a proxy through the internet requires you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the Internet link.

Voting by Proxy by Telephone. You may authorize a proxy by telephone by using the telephone number included in your proxy card or on the instructions that accompanied your proxy materials and following the instructions provided therein. Authorizing a proxy by telephone requires you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on each proposal. You will have an opportunity to review your directions and make any necessary changes before submitting your directions and terminating the telephone call.

Voting by Proxy through the Mail. You may also request from us, free of charge, hard copies of the proxy statement and proxy card for the Company by following the instructions on your proxy card or on the instructions that accompanied your proxy materials. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;
•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before 12:00 p.m., Eastern Time, on [ ], 2023.

Does the Board recommend voting for each of Proposals 1, 2 and 3?

Yes. The Board unanimously recommends that you vote “FOR” each of proposals 1, 2 and 3.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

The accompanying proxy is solicited on behalf of the Board for use at the Annual Meeting to be held on April 26, 2023 at 10:00 a.m., Eastern Time. The Annual Meeting will be held in a virtual meeting format setting only, and will be conducted via live audio webcast. Only holders of record of our common stock as of the Record Date will be entitled to vote at the Annual Meeting. As of the Record Date, we had [ ] shares of common stock, par value $0.001 per share (the “Shares”), outstanding and entitled to vote. The Notice of Annual Meeting, this proxy statement (the “Proxy Statement”), the accompanying proxy card and our annual report for the fiscal year ended December 31, 2022 (the “Annual Report”) are first being sent to shareholders on or about [ ], 2023. The Annual Report and this Proxy Statement can both be accessed online at [ ].

All proxies will be voted in accordance with the instructions contained therein. Unless contrary instructions are specified, if a proxy is properly executed and received by the Company (and not revoked) prior to the Annual Meeting, the Shares represented by the proxy will be: (1) voted FOR the election of two members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified; (2) voted FOR the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; and (3) and FOR the approval and ratification the prior approval of the New Advisory Agreement. Should any matter not described above be properly presented at the Annual Meeting, the named proxies will vote in accordance with their best judgment as permitted.

Voting Rights

Holders of our common stock are entitled to one vote for each share held as of the Record Date.

The Annual Meeting is being held for the following purposes:

1. To elect two members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified;

2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3. To approve and ratify the prior approval of the New Advisory Agreement; and

4. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

Record Date

The Board has fixed the close of business on March 22, 2023 as the Record Date for the determination of Shareholders entitled to notice of, and to vote at, the Annual Meeting and adjournments or postponements thereof. As of the Record Date, there were [ ] Shares outstanding.

Quorum Required

A majority of the outstanding Shares entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting in order to have a quorum. If you have properly voted by proxy via Internet, telephone or mail, you will be considered part of the quorum. Abstentions and “broker non-votes” will be treated as shares present for determining whether a quorum is established.

Vote Required

Proposal	Vote Required	Broker Discretionary Voting Allowed	Effect of Abstentions and Broker Non-Votes
Proposal 1 – To elect two members of the Board to serve until the 2026 annual meeting of shareholders and until their respective successors are duly elected and qualified.	Affirmative vote of a plurality of the votes cast at the Annual Meeting virtually or by proxy.	No	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.
Proposal 2 – To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	Yes	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.
Proposal 3 – To approve and ratify the prior approval of the New Advisory Agreement.

The lesser of (i) 67% or more of the common stock of the Company present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (ii) more than 50% of the outstanding common stock of the Company.

		No	Abstentions and broker non-votes will have the effect of votes against the proposal.
Proposal 4 – To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.	Affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy.	No	Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, do not affect the outcome.

You may vote “for,” “withhold authority” or abstain from voting on Proposal 1, vote “for,” “against” or abstain from voting on Proposals 2, 3 and 4. The adoption of Proposal 1 requires the affirmative vote of the plurality of votes cast for such proposal at the Annual Meeting, meaning votes cast for such nominee’s election must exceed the votes withheld from such nominee’s election. Votes to “withhold authority” with respect to a nominee will not be voted with respect to the person indicated. The adoption of Proposal 2 and 4 require the affirmative vote of a majority of the votes cast at the Annual Meeting in person (virtually) or by proxy. The adoption of Proposal 3 requires the affirmative vote of the lesser of (i) 67% or more of the common stock of the Company present (virtually) or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company’s common stock are present (virtual) or represented by proxy; or (ii) more than 50% of the outstanding common stock of the Company. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposals 1, 2 and 4, but will have the effect of a vote against Proposal 3.

Voting

You may vote at the Annual Meeting by using the virtual control number contained in your proxy card or on the instructions that accompanied your proxy materials or by proxy in accordance with the instructions provided below. You also may authorize a proxy through the Internet or by telephone using the web address or telephone number, as applicable, included in your proxy card or on the instructions that accompanied your proxy materials. These options require you to input the control number located on your proxy card or on the instructions that accompanied your proxy materials. After inputting the control number, you will be prompted to direct your proxy to vote on the proposal. You will have an opportunity to review your voting instructions and make any necessary changes before submitting your voting instructions and terminating the telephone call or Internet link. Shareholders who vote via the Internet, in addition to confirming your voting instructions prior to submission, will also receive an e-mail confirming your instructions upon request. When voting by proxy and mailing your proxy card, you are required to:

•
indicate your instructions on the proxy card;
•
date and sign the proxy card;
•
mail the proxy card promptly in the envelope provided, which requires no postage if mailed in the United States; and
•
allow sufficient time for the proxy card to be received on or before [ ] [p.m.], Eastern Time, on [ ], 2023.

If your Shares are held in street name, these proxy materials are being forwarded to you by your account holder, along with voting instructions. As the beneficial owner, you have the right to direct your account holder how to vote your Shares, and the account holder is required to vote your Shares in accordance with your instructions. Your broker cannot vote your Shares on your behalf without your instructions. A “broker non-vote” with respect to a matter occurs when a broker, bank or other nominee holding Shares on behalf of a beneficial owner votes on some matters on the proxy card, but not on other matters, because the broker has not received voting instructions from the beneficial owner on a particular proposal and does not have discretionary authority (or declines to exercise discretionary authority) to vote the Shares on such proposal. Brokers, banks and other nominees will not have discretionary authority to vote on the proposals with respect to the election of directors (Proposal 1), the approval of the New Advisory Agreement (Proposal 3) or the approval to transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof (Proposal 4). In addition, as the beneficial owner of our Shares, you are entitled to participate in the Annual Meeting. If you are a beneficial owner, however, you may not vote your Shares at the Annual Meeting unless you obtain a legal proxy executed in your favor from the account holder of your Shares.

You may receive more than one proxy statement and proxy card or voting instructions form if your Shares are held through more than one account (e.g., through different account holders). Each proxy card or voting instructions form only covers those Shares held in the applicable account. If you hold Shares in more than one account, you must provide voting instructions as to all your accounts to vote all your Shares.

If you plan to attend the Annual Meeting and vote your Shares virtually, you will need your control number located on your proxy card or on the instructions that accompanied your proxy materials in order to be admitted to the Annual Meeting.

Quorum and Adjournment

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of the Shares outstanding on the Record Date will constitute a quorum.

If a quorum is not present at the Annual Meeting, the Chairman will have the authority to adjourn the Annual Meeting, from time-to-time without notice and without the vote or approval of the Shareholders, until a quorum is present.

Proxies for the Annual Meeting

The named proxies for the Annual Meeting are Saritha Reddy and Brian Williams (or their duly authorized designees), who will follow submitted proxy voting instructions. They will vote as the Board recommends herein as to any submitted proxies that do not direct how to vote on any item, and will vote on any other matters properly presented at the Annual Meeting in their judgment.

Expenses of Soliciting Proxies

The Company will pay the expenses of soliciting proxies to be voted at the Annual Meeting, including the cost of preparing and posting this Proxy Statement and the Annual Report to the Internet and the cost of mailing the proxy card or on the instructions that accompanied your proxy materials and any requested proxy materials to the Shareholders. The Company has engaged Broadridge Financial Solutions, Inc., an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The cost of Broadridge’s services with respect to the solicitation of proxies for the Annual Meeting is estimated to be approximately $[ ], plus reasonable out-of-pocket expenses.

Revocability of Proxies

A Shareholder may revoke any proxy that is not irrevocable by attending the Annual Meeting and voting virtually or by delivering a proxy in accordance with applicable law bearing a later date to the Secretary of the Company. Shareholders have no appraisal or dissenters’ rights in connection with the proposal described herein.

Contact Information for Proxy Solicitation

You can contact us by mail sent to the attention of the [ ] of the Company, [ ], at our principal executive offices located at One Vanderbilt Avenue, 26th Floor, New York, New York 10017. You can call us by dialing (212) 303-4728. You can access our proxy materials online at [ ].

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth certain information with respect to the beneficial ownership of our Shares, according to information furnished to us by such persons or publicly available filings, as of the Record Date by: (1) each director and director nominee of the Company; (2) the Company’s executive officers; (3) the executive officers and directors as a group; and (4) each person known to us to beneficially own 5% or more of our outstanding Shares. Ownership information for those persons who beneficially own 5% or more of the outstanding Shares is based upon filings by such persons with the SEC and other information obtained from such persons. Beneficial ownership is determined in accordance with the rules and regulations of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting thereof, or to dispose or direct the disposition thereof or has the right to acquire such powers within 60 days. The percentage ownership is based on [ ] Shares outstanding as of the Record Date. The number of Shares held by beneficial owners of 5% or more of our outstanding common stock is as of the date of the applicable SEC filing made by those owners (unless otherwise noted). To our knowledge, except as indicated in the footnotes to the table, each of the Shareholders listed below has sole voting and/or investment power with respect to our Shares beneficially owned by such Shareholder.

Name and Address	Number of Shares Owned	Percentage of Class Outstanding
Interested Directors
Robert Platek	227,337	*
Independent Directors
James Chapman	-	*
Joseph Branch	-	*
Louisa (Lucy) Rodriguez	11,947	*
Executive Officers Who Are Not Directors
Saritha Reddy	-	*
Brian Williams	3,524	*
All Directors and Executive Officers as a Group (6 persons)	242,807	*
5% Owners
Noble Environmental Investments, LLC	12,951,726	52.38%
Susan L. Dell Separate Property Trust	3,532,289	14.28%
MSD Portfolio L.P. - MSD Personal Income	2,354,859	9.52%

* Less than 1%

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES

At the Annual Meeting, Shareholders are being asked to consider the election of two directors of the Company. Pursuant to the Company’s bylaws, the number of directors on the Board may not be less than one or more than nine. Under the Company’s Articles of Amendment and Restatement (the “Charter”), the directors are divided into three classes. Each class of directors holds office for a three-year term. However, the initial members of the three classes have initial terms of one, two, and three years, respectively. The Board currently consists of four directors who serve in the following classes: Class I (terms ending at the Annual Meeting) — Robert Platek and Louisa (Lucy) Rodriguez; Class II (term ending at the 2024 annual meeting of shareholders) — James Chapman; and Class III (term ending at the 2025 annual meeting of shareholders) — Joseph Branch.

Each of Robert Platek and Louisa (Lucy) Rodriguez has been nominated for election by the Board to serve a three-year term until the 2026 annual meeting of shareholders and until their respective successor is duly elected and qualified. Each director nominee has agreed to serve as a director if re-elected at the Annual Meeting and has consented to being named as a nominee in this Proxy Statement.

A Shareholder can vote “for,” “withhold authority” or abstain from voting his, her or its vote from the nominees. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of each of the director nominees named below in accordance with the recommendation of the Board. If any of the director nominees should decline or be unable to serve as a director, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Corporate Governance Committee (the “Nominating Committee”). The Board has no reason to believe that any of the persons named as director nominees will be unable or unwilling to serve.

Required Vote

Each director nominee will be elected to the Board if the votes cast for such nominee's election exceed the votes withheld from such nominee’s election. If a Shareholder votes to “withhold authority” with respect to a nominee, the shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1. There will be no cumulative voting with respect to Proposal 1.

Information about the Director Nominees and Directors

Set forth below is information regarding Robert Platek and Louisa (Lucy) Rodriguez, who are being nominated for election as directors of the Company by the Shareholders at the Annual Meeting, as well as information about the Company’s other current directors whose terms of office will continue after the Annual Meeting. Neither Mr. Platek nor Ms. Rodriguez is being proposed for election pursuant to any agreement or understanding between either Mr. Platek or Ms. Rodriguez, on the one hand, and the Company or any other person or entity, on the other hand.

The information below includes specific information about each director’s experience, qualifications, attributes or skills that led the Board to the conclusion that the individual is qualified to serve on the Board, in light of the Company’s business and structure. There were no legal proceedings of the type described in Item 401(f)(7) and (8) of Regulation S-K in the past 10 years against any of our directors, director nominees or officers, and none are currently pending.

Nominees for Class I Directors — Term Expiring 2023

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Interested Director
Robert Platek, 58	Chief Executive Officer, President, Director and Chairman	Partner & Global Head of Credit at BDT & MSD Partners, LLC and Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investments Funds	Class I Director since 2021, Term expires in 2023	1	None

The Board has determined that Ms. Rodriguez is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Independent Director
Louisa (Lucy) Rodriguez, 64	Director	Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V.	Class I Director since 2022, Term expires in 2023	1	Orion Biotech Opportunities Corp., Trinidad Cement Ltd.
Robert Platek

Robert Platek serves as Chief Executive Officer, President and Chairman of the Board. Mr. Platek is a Partner & the Global Head of Credit at BDT & MSD Partners, LLC (“BDT & MSD Partners”) and Portfolio Manager of the MSD Credit Opportunity Funds, Private Credit Opportunity Funds, Real Estate Credit Opportunity Funds, and Special Investments Funds. He joined MSD Partners, L.P. (the “Adviser” or “MSD”) in January 2002 as Co-Manager of the Special Opportunities Portfolio and became a Partner of MSD in January 2006. From 1995 through 2001, Mr. Platek founded Griffin Partners, L.P. and Plymouth Partners, L.P., and he was also the Hedge Fund Portfolio Manager for the Proprietary Group of Paine Webber, in each case focusing primarily on distressed and high yield bonds as well as restructured equities. From 1991 through 1994, he was a member of the High Yield Trading Group at Citicorp Securities, Chase Securities, and The Printon Kane Group. From 1986 through 1990, Mr. Platek was a financial analyst of Chase Manhattan Bank’s Debt Restructuring Group and Financial Audit Group. Mr. Platek received a B.S. degree from Rutgers University in 1986.

We believe Mr. Platek’s numerous management positions, as well as his depth of experience with corporate finance and middle market investments, give the Board valuable industry-specific knowledge and expertise on these and other matters, and his history with MSD provides an important skillset and knowledge base to the Board.

Louisa (Lucy) Rodriguez

Louisa (Lucy) Rodriguez has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since March 2022. Ms. Rodriguez is Executive Vice President of Investor Relations, Corporate Communications and Public Affairs at CEMEX, S.A.B. de C.V. (“CEMEX”) (NYSE: CX). She has over 25 years of experience in international finance and capital markets. She joined CEMEX in 2006 in the Investor Relations Department where she has been involved in more than $15 billion of equity and fixed income fundraising efforts. She also represents the company in the international financial community. Prior to CEMEX, Ms. Rodriguez spent 15 years at Citibank where she worked in capital markets origination, debt syndicate and securitization financing for Emerging Market issuers. In her early career, she worked for KPMG in their Audit Department. She previously served on the board of Trinidad Cement Ltd. and TCL Group and currently serves on the Board of Orion Biotech. Ms. Rodriguez holds a B.A. in Economics from Trinity College, an MBA from New York University and a Masters from Columbia University School of International and Public Affairs. She has been a Certified Public Accountant (lapsed).

We believe Ms. Rodriguez’s broad experiences in the financial services and capital markets sector along with her depth of knowledge of financial issues and investor relations-related matters provide her with skills and valuable insight in serving on the board of an investment company, which make her well-qualified to serve on the Board.

Incumbent Class II Director — Term Expiring 2024:

The Board has determined that Mr. Chapman is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
James Chapman, 60	Director	Director	Class II Director since 2021, term expires in 2024	1	Arch Resources, Inc., Denbury, Inc., California Resources Corp., AerCap Holdings NV, Tower International, Inc.

James Chapman

James Chapman has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since December of 2021. Mr. Chapman also serves as a non-executive Advisory Director of SkyWorks Capital, LLC, an aviation and aerospace management consulting services company based in Greenwich, Connecticut, which he joined in December 2004. Prior to SkyWorks, he was associated with Regiment Capital Advisors, LP, an investment advisor based in Boston specializing in high yield investments, which he joined in January 2003. Prior to Regiment, Mr. Chapman acted as a capital markets and strategic planning consultant with private and public companies, as well as investment advisers and hedge funds (including Regiment), across a range of industries. Prior to establishing an independent consulting practice, Mr. Chapman worked for The Renco Group, Inc. (a multi-billion dollar private corporation with diverse investment holdings located throughout the world) from December 1996 to December 2001. Prior to Renco, he was a founding principal of Fieldstone Private Capital Group in August 1990 where he headed the Corporate Finance and High Yield Finance Groups. Prior to joining Fieldstone, Mr. Chapman worked for Bankers Trust Company from July 1985 to August 1990, most recently in the BT Securities capital markets area.

Mr. Chapman has over 38 years of investment banking experience in a wide range of industries including aviation/airlines, metals/mining, natural resources/energy, automotive/general manufacturing, financial services, real estate and healthcare. Presently, he serves as a member of the Board of Directors of Arch Resources, Inc. (NYSE: ARCH), California Resources Corporation (NYSE: CRC) and Denbury, Inc. (NYSE: DEN) along with several private companies.

In prior years, Mr. Chapman has served as director of numerous other companies dating back to 1986. Mr. Chapman has served on numerous committees for the various boards including audit committee, compensation committee, pricing committee, portfolio management committee, treasury committee and corporate governance and human resource/nomination committee responsibilities. He has also served on special committees related to “going-private” transactions and other strategic initiatives, including mergers, acquisitions, restructurings, bankruptcies and litigation.

Mr. Chapman received an M.B.A. degree with distinction from Dartmouth College in 1985 and was elected an Edward Tuck Scholar. He received his B.A. degree, with distinction, magna cum laude, at Dartmouth College in 1984 and was elected to Phi Beta Kappa, in addition to being a Rufus Choate Scholar.

We believe Mr. Chapman’s numerous management positions and broad experiences in the financial services sector provide him with skills and valuable insight in handling complex financial transactions and issues, all of which make him well qualified to serve on the Board.

Incumbent Class III Director — Term Expiring 2025:
The Board has determined that Mr. Branch is not an “interested person” of the Company as defined in the 1940 Act.

Name, Address and Age(1)	Position(s) held within the Company	Principal Occupation(s) During the Past 5 years	Term of Office and Length of Time Served	Number of Companies in Fund Complex Overseen by Director or Nominee for Director(2)	Other Directorships Held by Director or Nominee for Director
Independent Director
Joseph Branch, 46	Director	Head of Strategy WME Sports, Assistant General Manager of the Minnesota Timberwolves	Class III Director since 2021, term expires in 2025	2	None
Joseph Branch

Mr. Branch has served as a director of the Company, a member of the Nominating Committee, a member of the Audit Committee and a member of the Pricing Committee since December of 2021. Mr. Branch recently started as Head of Basketball Strategy & Business Development for WME Sports bringing nearly two decades of experience to the firm. In this role, Mr. Branch leads recruiting and retention strategy efforts, oversees the agency's basketball analytics department and pre-draft / player development initiatives. Mr. Branch also holds a leadership role within the WME Sports Division. Previously, beginning in 2019 Mr. Brach served three season with the Minnesota Timberwolves as Assistant General Manager. In this role, Mr. Branch led pro personnel efforts and oversaw the team's integrated player development initiatives. We believe Mr. Branch’s executive and management experience makes him qualified to serve as a member of our Board.

Dollar Range of Equity Securities Beneficially Owned by Directors and Executive Officers

The table below shows the dollar range of equity securities of the Company and the aggregate dollar range of equity securities of the Company that were beneficially owned by each director and executive officer as of the Record Date stated as one of the following dollar ranges: None; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; or Over $100,000.

Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)
Interested Directors
Robert Platek	Over $100,000
Independent Directors
James Chapman	None
Joseph Branch	None
Louisa (Lucy) Rodriguez	Over $100,000
Executive Officers Who Are Not Directors
Saritha Reddy	None
Brian Williams	$50,001 - $100,000

(1) Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(2) Dollar ranges were determined using the number of Shares that are beneficially owned as of the Record Date, multiplied by the Company’s net asset value per share as of December 31, 2022, which was $[ ].

Information about Executive Officers Who Are Not Directors

The following sets forth certain information regarding the executive officers of the Company who are not directors of the Company.

Name	Age	Position	Officer Since
Brian Williams	40	Chief Financial Officer and Treasurer	2021
Saritha Reddy	41	Chief Compliance Officer and Secretary	2021

The address for each of the Company’s executive officers is c/o MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017.

Brian Williams Chief Financial Officer and Treasurer

Brian Williams serves as Chief Financial Officer and Treasurer of the Company, as well as Managing Director at BDT & MSD Partners. Mr. Williams is responsible for the oversight of finance, accounting and fund administration for the business development companies. He joined MSD in July 2021. From May of 2020 to June of 2021 Mr. Williams worked at Wells Fargo Asset Management (“WFAM”) as a Senior Vice President and Controller overseeing Private Credit. From September 2017 through May of 2020 Mr. Williams worked at Guggenheim Investments as a Director and Controller and served as the Chief Financial Officer of their BDCs. Prior to September 2017, Mr. Williams served as First Vice President and BDC Chief Accounting Officer for W. P. Carey Inc., where he was responsible for accounting, finance and financial reporting for business development companies. Mr. Williams previously served as Vice President at W. P. Carey Inc. Mr. Williams holds a B.S. in Accountancy from Villanova University and an MBA from the New York University Stern School of Business. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Saritha Reddy Chief Compliance Officer and Secretary

Saritha Reddy is a Managing Director, Assistant General Counsel & Deputy Chief Compliance Officer for BDT & MSD Partners. She joined MSD in November 2021. Prior to joining MSD, Saritha worked at Apollo Global Management Inc. since 2015 with her most recent position being Managing Director and Senior Compliance Officer. Prior to Apollo, she worked as a senior associate in the Litigation and Investment Management groups at Pryor Cashman LLP from 2010 to 2015 and an associate in the Litigation group at Reed Smith LLP from 2007 to 2010. Ms. Reddy earned a B.A. in International Relations & Economics from Tufts University and a J.D. from Fordham University School of Law.

CORPORATE GOVERNANCE

The Board

Board Composition

The Board consists of four members. The Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The terms of the Company’s Class I directors will expire at the Annual Meeting; the terms of the Company’s Class II directors will expire at the 2024 annual meeting of shareholders; and the terms of the Company’s Class III directors will expire at the 2025 annual meeting of shareholders.

Mr. Platek and Ms. Rodriguez serve as Class I directors (with terms expiring at the Annual Meeting). Mr. Chapman serves as a Class II director (with a term expiring in 2024). Mr. Branch serves as a Class III director (with a term expiring in 2025).

Independent Directors

Pursuant to the 1940 Act, a majority of the Board will consist of directors who are not “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of the Company and the Adviser, or of any of their respective affiliates (the “Independent Directors”). On an annual basis, each member of the Board is required to complete a questionnaire eliciting information to assist the Board in determining whether the Independent Directors continue to be independent under the Exchange Act and the 1940 Act. The Board limits membership on the Audit Committee, and the Nominating Committee to Independent Directors.

Based on these independence standards and the recommendation of the Nominating Committee, after reviewing all relevant transactions and relationships between each director, or any of his or her family members, and the Company, the Adviser, or of any of their respective affiliates, the Board has determined that Rodriguez and Messrs. Chapman and Branch qualify as Independent Directors. Each director who serves on the Audit Committee is an independent director for purposes of Rule 10A-3 under the Exchange Act.

Interested Directors

Mr. Platek is considered an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Company because he is an officer of the Company and the Adviser.

Meetings and Attendance

During the fiscal year ended December 31, 2022, the Board met 7 times and took action by unanimous written consent 16 times on various matters. Each of the incumbent directors attended at least 75% of the aggregate of the Board meetings and meetings of the committee(s) on which he or she served during the last fiscal year and while he or she served as a director.

Board Attendance at the Annual Meeting

The Company’s practice is to encourage its directors to attend each annual meeting of shareholders; however, such attendance is not required at this time.

Board Leadership Structure

The Board monitors and performs an oversight role with respect to the Company’s business and affairs, including with respect to the Company’s operations, investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of the Company’s service providers. Among other things, the Board approves the appointment of the Adviser and officers, reviews and monitors the services and activities performed by the Adviser and executive officers, and approves the engagement and reviews the performance of the Company’s independent registered public accounting firm.

Under the Company’s bylaws, the Board may designate a Chairman to preside over the meetings of the Board and meetings of the Shareholders and to perform such other duties as may be assigned to him by the Board. The Company does not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believes that the Company should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on criteria that are in the best interests of the Company and its Shareholders at such times.

The Company intends to re-examine its corporate governance policies on an ongoing basis to ensure that they continue to meet the Company’s needs.

Robert Platek currently serves as the chairman of our Board. Mr. Platek is an ‘‘interested person’’ of the Company as defined in Section 2(a)(19) of the 1940 Act because he is an officer of the Company and the Adviser. We believe that Mr. Platek’s history with MSD, familiarity with our investment objectives and investment strategy, and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the chairman of our Board. We believe that, at present, we are best served through this leadership structure, as Mr. Platek’s relationship with MSD provides an effective bridge and encourages an open dialogue between our management and our Board, ensuring that all groups act with a common purpose. We are aware of the potential conflicts that may arise when a non-Independent Director is chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of the interested directors; the establishment of the Audit Committee and the Nominating Committee, which are comprised solely of Independent Directors; and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of the interested directors and other members of management, and who is responsible for administering our compliance policies and procedures. The Board also believes that its leadership structure is appropriate in light of the Company’s characteristics and circumstances because the structure allocates areas of responsibility among the individual directors and the committees in a manner that encourages effective oversight. The Board also believes that its size creates a highly efficient governance structure that provides ample opportunity for direct communication and interaction between the Adviser and the Board. We recognize that different board leadership structures are appropriate for companies in different situations. We intend to continue to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

The Board currently does not have a designated lead Independent Director. However, Mr. Chapman, the chairman of the Audit Committee, is an independent director and acts as a liaison between the Independent Directors and management between meetings of the Board. The Company believes the role of the Board in risk oversight is effective and appropriate given the extensive regulation to which it is already subject as a BDC. Specifically, as a BDC, the Company must comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage must equal at least 150% immediately after the Company incurs such indebtedness, and the Company generally has to invest at least 70% of its total assets in “qualifying assets.” In addition, the Company has elected, and intends to qualify annually, to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As a RIC, the Company must, among other things, meet certain income source, income distribution, and asset diversification requirements.

The Board believes its existing role in risk oversight is appropriate. However, the Board re-examines the manner in which it administers its oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Board’s Role in Risk Oversight

The Board performs its risk oversight function primarily through (a) its standing Audit Committee, which reports to the entire Board and is comprised solely of Independent Directors, and (b) active monitoring by the Company’s Chief Compliance Officer of the Company’s compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the Audit Committee assists the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the internal audit staff (sourced through the Administrator), if any, accounting and financial reporting processes, the Company’s valuation process, the Company’s systems of internal controls regarding finance and accounting and audits of the Company’s financial statements.

The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board will annually review a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the Company’s compliance policies and procedures and the Company’s service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the Company’s compliance policies and procedures and the Company’s service providers’ compliance policies and procedures since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee the Company’s compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

The Company believes that the Board’s role in risk oversight is effective, and appropriate given the extensive regulation to which the Company is already subject as a BDC. As a BDC, the Company is required to comply with certain regulatory requirements that control the levels of risk in its business and operations. For example, the Company’s ability to incur indebtedness is limited such that its asset coverage generally must equal at least 150% immediately after each time the Company incur indebtedness, the Company generally has to invest at least 70% of its total assets in “qualifying assets,” and the Company is not generally permitted to invest in any portfolio company in which one of its affiliates currently has an investment.

Communications with Directors

Shareholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual directors or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title.

All such correspondence should be sent MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017, Attention: Chief Compliance Officer.

Committees of the Board of Directors

The Board has established an Audit Committee, a Pricing Committee and a Nominating and Corporate Governance Committee, and may establish additional committees in the future. All directors are expected to attend at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Company requires each director to make a diligent effort to attend all Board and committee meetings as well as each annual meeting of Shareholders.

Audit Committee

The Audit Committee had 4 formal meetings during the fiscal year ended December 31, 2022 and did not taken any actions by unanimous written consent.

The Audit Committee is composed of James Chapman, Joseph Branch and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Mr. Chapman serves as chair of the Audit Committee. The Board has determined that Mr. Chapman is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Our Audit Committee members also meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act.

The Audit Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee (a) assists the Board’s oversight of the integrity of our financial statements, the independent registered public accounting firm’s independence, qualifications and performance and our compliance with legal and regulatory requirements; (b) reviews and approves the Audit Committee report, as required by the SEC, to be included in our annual proxy statement; (c) oversees the scope of the annual audit of our financial statements, the quality and objectivity of our financial statements, accounting and policies and internal controls over financial reporting; (d) establishes guidelines and makes recommendations to the Board regarding the valuation of our investments, and is responsible for aiding the Board in determining the fair value of portfolio securities for which current market values are not readily available; (e) determines the selection, appointment, retention and termination of our independent registered public accounting firm, as well as approving the compensation thereof; (f) reviews reports regarding compliance with the Company’s Code of Business Conduct; (g) pre-approves all audit and non-audit services provided to us by such independent registered public accounting firm; and (h) acts as a liaison between our independent registered public accounting firm and the Board.

Nominating and Corporate Governance Committee

The Nominating Committee had 2 formal meeting during the fiscal year ended December 31, 2022 and did not take any actions by unanimous written consent.

The Nominating Committee is comprised of James Chapman, Joseph Branch and Louisa (Lucy) Rodriguez, each of whom is an Independent Director. Mr. Branch serves as chair of the Nominating Committee.

The Nominating Committee operates pursuant to a charter approved by our Board, which sets forth the responsibilities of the Nominating Committee. The Nominating Committee recommends to the Board persons to be nominated by the Board for election on an annual basis and in the event any vacancy on the Board may arise. The Nominating Committee will consider for nomination to the Board candidates submitted by the Shareholders or from other sources it deems appropriate. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the Nominating Committee applies the criteria included in its charter. These criteria include the candidate’s standards of character and integrity, knowledge of the Company’s business and industry, conflicts of interest, willingness to devote time to the Company and ability to act in the interests of all Shareholders. The Nominating Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. The Board does not have a specific diversity policy, but considers diversity of race, religion, national origin, gender, sexual orientation, disability, cultural background and professional experiences in evaluating candidates for board membership. The Board believes diversity is important because a variety of viewpoints contribute to an effective decision-making process.

The Nominating Committee also makes recommendations with regard to the tenure of the directors and is responsible for overseeing an annual evaluation of the Board and its committee structure to determine whether the structure is operating effectively.

Pricing Committee

The Pricing Committee is comprised of Robert Platek, James Chapman, Joseph Branch, and Louisa (Lucy) Rodriguez, with Robert Platek serving as the Chairman of the Pricing Committee. The Board established a Pricing Committee to determine the offering price of shares in in connection with the initial private offering and any subsequent offerings. The purpose of the Pricing Committee is to ensure that the price of shares in any offering is determined in accordance with the Company’s pricing and valuation policies, as well as compliance with Section 23(b) of the 1940 Act, which requires that shares not be sold below NAV exclusive of any distributing commissions or discounts.

Code of Business Conduct

The Company has adopted a Code of Business Conduct that applies to the Company’s principal executive officer, principal financial officer, principal account officer or controller, any person performing similar functions and all employees of the Adviser that perform services on behalf of the Company. There have been no material changes to the Company’s Code of Business Conduct or material waivers of the Code of Business Conduct that apply to the Company’s Chief Executive Officer or Chief Financial Officer. If the Company makes any substantive amendment to, or grants a waiver from, a provision of its Code of Business Conduct and Ethics, the Company will promptly file a Form 8-K with the SEC. The Company will provide any person, without charge, upon request, a copy of the Code of Business Conduct. To receive a copy, please provide a written request to: MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017, Attention: Chief Compliance Officer and Secretary, Saritha Reddy.

Election of Executive Officers

Executive officers hold their office until their respective successor has been duly elected and qualified, or until the earlier of their respective resignation or removal.

Compensation Discussion and Analysis

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Advisers, the Administrator or their respective affiliates, pursuant to the terms of the Investment Advisory Agreement and the Administration Agreement (each as defined below), as applicable. Our day-to-day administrative operations are managed by the Administrator. Most of the services necessary for the origination and administration of our investment portfolio will be provided by investment professionals employed by the Adviser or its affiliates.

Each of our executive officers is an employee of an affiliate of the Administrator. We reimburse the Administrator for our allocable portion of expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including our allocable portion of the cost of our Chief Financial Officer, our Chief Compliance Officer and their respective staffs, and we reimburse the Adviser for certain expenses under the Investment Advisory Agreement.

Director Compensation

No compensation will be paid to our interested directors. The Company pays each Independent Director: (i) $100,000 per year (prorated for any partial year) and (ii) an additional fee of $10,000 per year for the chairman of the Audit Committee. The Company is also authorized to pay the reasonable out-of-pocket expenses of each Independent Director incurred by such director in connection with the fulfillment of his or her duties as an Independent Director. The table below sets forth the compensation received by each independent director from the Company for service during the fiscal year ended December 31, 2022: James Chapman, Joseph Branch, and Louisa (Lucy) Rodriguez

	Fees Earned and Paid in Cash	Total Compensation
James Chapman	$110,000	$110,000
Joseph Branch	100,000	100,000
Louisa (Lucy) Rodriguez (1)	80,000	80,000
Total	$290,000	$290,000

(1) Ms. Rodriguez was appointed to the Board on .March 14, 2022

Compensation of the Adviser

The Adviser is responsible for the overall management of the Company’s activities pursuant to an investment advisory agreement between the Company and the Adviser (the “Investment Advisory Agreement”).

Management Fee. Pursuant to the Advisory Agreement, the Company will pay to the Adviser an annual management fee (the “Management Fee”), payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee shall be calculated as follows:

i)
Prior to an initial public offering of the Company’s common stock and/or listing on a nationally recognized stock exchange (an “Exchange Listing”), the Management Fee shall be calculated at a rate of 0.1875% per quarter (0.75% per annum) of the Company’s average gross asset value at the end of the two most recently completed calendar quarters (or for the first quarter which the Company has operations, the average gross assets at the date of the initial drawdown from investors and the end of such calendar quarter), including assets purchased with borrowed funds or other forms of leverage (each, a “Credit Facility”) but excluding (i) cash and cash equivalents (as defined below) and (ii) undrawn commitments (commitments that are not yet property of the Company and therefore are not included in the calculation). “Cash equivalents” means U.S. government securities, money market fund investments, commercial paper instruments, and other similar cash equivalent investments maturing within one year of purchase.
ii)
Following an Exchange Listing, the Management Fee will be calculated at a rate 0.3125% per quarter (1.25% per annum) of the Company’s average gross asset value including assets purchased with borrowed amounts under any credit facility but excluding cash and cash equivalents at the end of the two most recently completed calendar quarters (or for the first quarter following an Exchange Listing, the average gross assets as of the date of the Exchange Listing and the end of such calendar quarter).

Incentive Fee. Pursuant to the Advisory Agreement, the Company will pay to the Adviser an incentive fee (the “Incentive Fee”).

The Incentive Fee consists of two components that are independent of each other with the result that one component may be payable even if the other is not. A portion of the Incentive fee is based on the Company’s income (the “Income-Based Fee”) and a portion is based on the Company’s capital gains (the “Capital Gains Fee”), each is described below.

i)
The Income-Based Fee will be determined and paid quarterly in arrears based on the amount by which the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in any calendar quarter exceeds the “Hurdle Amount” (as defined below). The Hurdle Amount will be determined on a quarterly basis and will be calculated by multiplying 1.5% (6% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter.

The calculation of the Income-Based Fee for each quarter is as follows:

A.
No Income-Based Fee shall be payable to the Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;
B.
100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.77% (7.06% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for any calendar quarter; and;
C.
For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Income-Based Fee shall equal 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for such quarter, as the Hurdle Amount and Catch-Up Amount will have been achieved.
ii)
The Capital Gains Fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Advisory Agreement), commencing with the first calendar year ended after the Company elects to be treated as a BDC, and is calculated at the end of each applicable year by subtracting (a) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 15% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the first calendar year ended after the Company elects to be treated as a BDC. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation, in accordance with generally accepted account principals in the United States (“U.S. GAAP”), because a capital gains incentive fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Incentive Fee calculated on unrealized appreciation be payable until such gains are realized, if at all.

“Pre-Incentive Fee Net Investment Income” shall mean interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance)

accrued during the calendar quarter, minus operating expenses for the quarter (including the Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). In addition, “Pre-Incentive Fee Net Investment Income” shall include, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. For avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Examples of the quarterly incentive fee calculation are annexed to the Advisory Agreement. Such examples are included for illustrative purposes only and are not considered part of the Advisory Agreement. The fees payable under the Advisory Agreement for any partial period will be appropriately prorated.

Both the calculation of the Management Fee and the Income-Based Fee will be appropriately adjusted for any capital calls done by the Company during the quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter).

For purposes of computing the Income-Based Fee and the Capital Gains Fee, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly, in the manner described above. With respect to the calculation of quarterly Pre-Incentive Fee Net Investment Income for purposes of calculating the Income-Based Fee, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by us to the derivative or swap counterparty) will be included in calculating the Income-Based Fee. The notional value of any such derivatives or swaps is not used for these purposes. With respect to the calculation of the Capital Gains Fee, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in calculating the Capital Gains Fee.

The following is a graphical representation of the quarterly calculation of the Incentive Fee:

Examples of Incentive Fee Calculation

Example 1: Income Based Fee

General Assumptions:

Hurdle rate = 1.5%
Catchup rate = 1.7647%
Base management fee = 0.1875%
Other expenses (legal, accounting, custodian, transfer agent, etc.) = 0.2%

Scenario 1

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 1.25%

Calculations

•
Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))
•
Pre-incentive fee net investment income = (1.25% - (0.1875% + 0.2%)
•
Pre-incentive fee net investment income = 0.8625%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no Income Based Fee.

Scenario 2

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 2.0%

Calculations

•
Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))
•
Pre-incentive fee net investment income = (2.00% - (0.1875% + 0.2%)
•
Pre-incentive fee net investment income = 1.6125%

Pre-incentive fee net investment income of 1.6125% exceeds the hurdle rate but is less than the catchup rate

•
Incentive fee = 100% × (Pre-incentive fee net investment income – hurdle rate)
•
Incentive fee = 100% × (1.6125% – 1.5000%)

Income Based Fee = 0.1125%

Scenario 3

Additional Assumptions

•
Investment income (including interest, dividends, fees, etc.) = 2.5%

Calculations

•
Pre-incentive fee net investment income = (investment income – (base management fee + other expenses))
•
Pre-incentive fee net investment income = (2.50% - (0.1875% + 0.2%)
•
Pre-incentive fee net investment income = 2.1125%
•
Pre-incentive fee net investment income of 2.1125% exceeds the catchup rate
•
Incentive fee = 100% × (catchup rate – hurdle rate) + (15.0% × (Pre-incentive fee net investment income – catchup rate)
•
Incentive fee = 100% × (1.7647% – 1.5000%) + (15.0% × (2.1125% – 1.7647%)

Income Based Fee = 0.3169%

Example 2: Capital Gains Fee:

Scenario 1 – Assumptions:

•
Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).
•
Year 2: Investment A sold for $50 million and fair market value (“FMV”) of Investment B determined to be $32 million.
•
Year 3: FMV of Investment B determined to be $25 million.
•
Year 4: Investment B sold for $31 million.

The Capital Gains Fee, if any, would be:

•
Year 1: None
•
Year 2: $4.5 million Capital Gains Fee, calculated as follows:
o
$30 million realized capital gains on sale of Investment A, multiplied by 15.0%
•
Year 3: None, calculated as follows:
o
$3.75 million cumulative fee (15.0% multiplied by $25 million ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $4.5 million (previous capital gains fee paid in Year 2).
•
Year 4: $150,000 Capital Gains Fee, calculated as follows:
o
$4.65 million cumulative fee ($31 million cumulative realized capital gains ($30 million from Investment A and $1 million from Investment B) multiplied by 15.0%) less $4.5 million (previous capital gains fee paid in Year 2).

Scenario 2 – Assumptions

•
Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”).
•
Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million.
•
Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million.
•
Year 4: FMV of Investment B determined to be $35 million.
•
Year 5: Investment B sold for $20 million.

The capital gains portion of the incentive fee, if any, would be:

•
Year 1: None.
•
Year 2: $3.75 million capital gains incentive fee, calculated as follows:
o
15.0% multiplied by $25 million ($30 million realized capital gains on sale of Investment A less $5 million unrealized capital depreciation on Investment B).
•
Year 3: $1.05 million capital gains incentive fee, calculated as follows:
o
$4.8 million cumulative fee (15.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation)) less $3.75 million (previous capital gains fee paid in Year 2).
•
Year 4: $450,000 capital gains incentive fee, calculated as follows:
o
$5.25 million cumulative fee (15.0% multiplied by $35 million cumulative realized capital gains) less $4.8 million (previous cumulative capital gains fee paid in Year 2 and Year 3).
•
Year 5: None
o
$3.75 million cumulative fee (15.0% multiplied by $25 million ($35 million cumulative realized capital gains less $10 million realized capital losses)) less $5.25 million (previous cumulative capital gains fee paid in Years 2, 3 and 4).

Certain Relationships and Related Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we have implemented certain policies and procedures whereby our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, and/or certain of our affiliates. We will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transactions. Our Board will review such procedures on an annual basis.

Transactions with Related Persons, Promoters and Certain Control Persons

Advisory Agreement

We have entered into the Advisory Agreement with the Adviser pursuant to which the Adviser will provide certain management and administrative services to the Company. The Adviser is responsible for the overall management of the Company’s business and activities pursuant to the Advisory Agreement. The Adviser will manage the Company’s loans and day-to-day operations, subject at all times to the terms and conditions set forth in the Advisory Agreement and such further limitations or parameters as may be imposed from time to time by our Board. Under the Advisory Agreement, the Adviser has contractual responsibilities to the Company, including to provide the Company with a management team (whether our Adviser’s own employees or individuals for which our Adviser has contracted with other parties to provide services to its clients), who will be our executive officers, and members of the Investment Committee. The Adviser will use its commercially reasonable efforts to perform its duties under the Advisory Agreement.

Administration Agreement

Pursuant to the Administration Agreement, the Administrator will furnish the Company with office facilities and equipment and provides clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator will perform, or oversee the performance of, our required administrative services, which include, among other things, assisting the Company with the preparation of the financial records that the Company is required to maintain and with the preparation of reports to shareholders and reports filed with the SEC. The Administrator will also assist the Company in determining and publishing our net asset value (“NAV”), overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. At the request of the Adviser, the Administrator will also provide (or cause to be provided) managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance.

Restricted Ability to Enter Into Transactions with Affiliates

The Adviser will be subject to a variety of conflicts of interest in making investments on behalf of the Company. The 1940 Act prohibits or restricts the Company’s ability to engage in certain principal transactions and joint transactions with certain “close affiliates” and “remote affiliates.” For example, the Company is prohibited from buying or selling any security from or to any person who owns more than 25% of its voting securities or certain of that person’s affiliates (each is a “close affiliate”), or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. The Company considers the Adviser and certain of its affiliates, to be “close affiliates” for such purposes. The Company is prohibited under the 1940 Act from participating in certain principal transactions and joint transactions with a “remote affiliate” without the prior approval of the independent directors. Any person that owns, directly or indirectly, between 5% and 25% of the Company’s outstanding voting securities will be a “remote affiliate” for purposes of the 1940 Act, and the Company is generally prohibited from buying or selling any security from or to such affiliate without the prior approval of the independent directors.

The Company may, however, invest alongside the Adviser’s investment funds, accounts and investment vehicles in certain circumstances where doing so is consistent with the Company’s investment strategy as well as applicable law and SEC staff interpretations. For example, the Company may invest alongside such investment funds, accounts and investment vehicles consistent with guidance promulgated by the SEC staff to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Adviser, acting on the Company’s behalf and on behalf of such investment funds, accounts and investment vehicles, negotiates no term other than price. The Company may also invest alongside the Adviser’s investment funds, accounts and investment vehicles as otherwise permissible under regulatory guidance, applicable regulations and the Adviser’s allocation policy. An exemptive order was issued by the SEC on February 16, 2022 (the “Order”), which was amended on August 31, 2022, to the Company and certain of its affiliates. The Order permits the Company, subject to certain terms and conditions, to participate in certain co-investment transactions with funds and accounts managed by the Adviser that otherwise would be prohibited under either or both of Section 17(d) and 57(a)(4) of the 1940 Act and Rule 17d-1 thereunder, in accordance with the conditions to the Order. The Order permits the Company to co-invest the Adviser’s investment funds, accounts and investment vehicles in the Adviser’s originated loan transactions under certain enumerated conditions if the Board determines that it would be advantageous for the Company to co-invest with investment funds, accounts and investment vehicles managed by the Adviser in a manner consistent with the Company’s investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

The Company’s allocation policy provides that allocations among the Company and investment funds, accounts and investment vehicles managed by the Adviser and its affiliates will generally be made in a manner deemed to be fair and equitable over time which does not favor one client or group of clients, taking into consideration such factors as legal, regulatory and tax considerations, availability of capital for investment by the account, liquidity concerns and such other factors as deemed under the particular circumstances to be relevant in making the investment allocation determination as determined, in the Company’s case, by the Adviser as well as the terms of the Company’s governing documents and those of such investment funds, accounts and investment vehicles. It is the Company’s policy to base its determinations on such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the Company’s targeted leverage level, the Company’s targeted asset mix and diversification requirements and other investment policies and restrictions set by the Board or imposed by applicable laws, rules, regulations or interpretations. The Company expects that these allocation determinations will be made similarly for investment funds, accounts and investment vehicles managed by the Adviser. However, the Company can offer no assurance that investment opportunities will be allocated to the Company fairly or equitably in the short-term or over time.

In situations where co-investment with investment funds, accounts and investment vehicles managed by the Adviser is not permitted or appropriate, such as when there is an opportunity to invest in different securities of the same issuer or where the different investments could be expected to result in a conflict between the Company’s interests and those of the Adviser’s clients, subject to the limitations described in the preceding paragraph, the Adviser will need to decide which client will proceed with the investment. Moreover, except in certain limited circumstances as permitted by the 1940 Act, such as when the only term being negotiated is price, the Company may be limited in its ability to invest in any issuer in which an investment fund, account or investment vehicle managed by the Adviser has previously invested. Similar restrictions limit the Company’s ability to transact business with its officers or directors or their affiliates. These restrictions will limit the scope of investment opportunities that would otherwise be available to the Company. If the Company is prohibited by applicable law from investing alongside the Adviser’s investment funds, accounts and investment vehicles with respect to an investment opportunity, the Company will not participate in such investment opportunity.

Related-Party Transactions

In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any transactions with any persons affiliated with us that are prohibited under the 1940 Act, we will not enter into any agreements related to any such transactions unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek Board review and approval or exemptive relief for such transaction. Our Board will review such procedures on an annual basis.

Placement Agent Arrangements

Third parties may act as placement agents or distributors to assist in the placement of shares of our common stock to certain investors. Any placement fees associated with the placement agent services will be paid by the Adviser, with no reimbursement by the Company. The potential for the placement agents to receive compensation in connection with a Shareholder’s investment in us presents a potential conflict of interest in recommending that such potential Shareholder invest in the Company. The prospect of receiving, or the receipt of, additional compensation, as described above, by the placement agents may provide such placement agents and/or their salespersons with an incentive to favor sales of shares and interests in funds whose affiliates make similar compensation available over sales of interests in funds (or other fund investments) with respect to which the placement agent does not receive additional compensation, or receives lower levels of additional compensation. Prospective investors should take such payment arrangements into account when considering and evaluating any recommendations related to the shares of our common stock.

Certain Business Relationships

Certain of our current directors and officers are directors or officers of the Adviser.

Material Non-Public Information

The Adviser’s investment professionals may serve as directors of, or in a similar capacity with, companies in which we will invest or in which we will consider making an investment. Through these and other relationships with a portfolio company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities of such company under the policies of the company or applicable law.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s officers and directors, and persons who own more than 10% of our Shares, to file reports of securities ownership and changes in such ownership with the SEC. Officers, directors, and greater than 10% shareholders also are required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the year ended December 31, 2022, all Section 16(a) filing requirements applicable to such persons were met in a timely manner, with the following inadvertent exception: Mr. Branch inadvertently filed a late Form 3 with respect to his initial statement of beneficial ownership during the reporting period.

Required Vote

A nominee for director will be elected to the Board if the votes cast for such nominee’s election exceed the votes withheld from such nominee’s election. If you vote “withhold authority” with respect to a nominee, your Shares will not be voted with respect to the person indicated. Abstentions and “broker non-votes” will not be included in determining the number of votes cast and, as a result, will have no effect on this Proposal 1.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE DIRECTOR NOMINEES.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, New York, New York, has been appointed by the Board to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Deloitte & Touche LLP acted as the Company’s independent registered public accounting firm for the fiscal years ended December 31, 2022 and December 31, 2021. Deloitte & Touche LLP has advised us that neither the firm nor any present member or associate of it has a direct financial or material indirect financial interest in the Company or its affiliates. A representative of Deloitte & Touche LLP will be available to answer questions during the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believes it is appropriate to seek shareholder ratification of this selection in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. If a quorum is present at the Annual Meeting and the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the fiscal year ending December 31, 2023 is not ratified by the shareholders, the adverse vote will be considered by the Audit Committee in determining whether to appoint Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the succeeding fiscal year.

Fees

Set forth in the table below are audit fees, audit-related fees, tax fees and all other fees billed to the Company by Deloitte & Touche LLP for professional services performed for the fiscal year ended December 31, 2022 and December 31, 2021:

	December 31, 2022	December 31, 2021
Audit Fees	$296,000	$80,000
Audit-Related Fees	-	-
Tax Fees	23,200	18,000
All Other Fees	-	-
Total Fees	$319,200	$98,000

Audit Fees: Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide. In addition to fees for the audit of our financial statements included in the Annual Report and the review of our financial statements included in our quarterly reports on Form 10-Q in accordance with generally accepted auditing principles in the United States (“U.S. GAAP”), this category contains fees for comfort letters, statutory audits, consents and assistance with and review of documents filed with the SEC.

Audit-Related Fees: Audit-related fees are assurance and related services that are reasonably related to the performance of the independent accountant, such as attest services that are not required by statute or regulation.

Tax Services Fees: Tax fees include professional fees for tax compliance and tax advice.

All Other Fees: Other fees would include fees for products and services other than the services reported above.

Pre-Approval Policies and Procedures

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and such services cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

Audit Committee Report*

The Audit Committee of the Board operates under a written charter adopted by the Board. The Audit Committee is currently composed of James Chapman, Joseph Branch and Louisa (Lucy) Rodriguez.

Management is responsible for the Company’s internal controls over the financial reporting. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United

States) (the “PCAOB”) and expressing an opinion on the conformity of those audited financial statements in accordance with U.S. GAAP. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee is also directly responsible for the appointment, compensation and oversight of the Company’s independent registered public accounting firm.

Audit Firm Selection/Ratification

At least annually, the Audit Committee reviews the Company’s independent registered public accounting firm to decide whether to retain such firm on behalf of the Company. Deloitte & Touche LLP has been the Company’s independent registered public accounting firm since 2021.

When conducting its latest review of Deloitte & Touche LLP, the Audit Committee actively engaged with Deloitte & Touche LLP’s engagement partners and considered, among other factors:

•
the professional qualifications of Deloitte & Touche LLP and that of the lead audit partner and other key engagement members relative to the current and ongoing needs of the Company;
•
Deloitte & Touche LLP’s historical and recent performance on the Company’s audits, including the extent and quality of Deloitte & Touche LLP’s communications with the Audit Committee related thereto;
•
senior management’s assessment of Deloitte & Touche LLP’s performance;
•
the appropriateness of Deloitte & Touche LLP’s fees relative to both efficiency and audit quality;
•
Deloitte & Touche LLP’s independence policies and processes for maintaining its independence;
•
PCAOB audit quality inspection reports on Deloitte & Touche LLP;
•
Deloitte & Touche LLP’s tenure as the Company’s independent registered public accounting firm and its related depth of understanding of the Company’s businesses, operations and systems and the Company’s accounting policies and practices;
•
Deloitte & Touche LLP’s professional integrity and objectivity;
•
the relative benefits, challenges, overall advisability and potential impact of selecting a different independent registered public accounting firm.

As a result of this evaluation, the Audit Committee approved the appointment of Deloitte & Touche LLP for the fiscal year ended December 31, 2022.

Audit Engagement Partner Selection

Under SEC rules and Deloitte & Touche LLP’s practice, the lead engagement audit partner is required to change every five years, and the current lead audit partner was appointed in 2021.

Pre-Approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm. The policy requires that the Audit Committee pre-approve all services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, irrespective of the amount, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to pre-approve services performed by the independent registered public accounting firm to management.

During the fiscal year ended December 31, 2022, the Audit Committee pre-approved 100% of non-audit services in accordance with the pre-approval policy described above.

Review with Management

The Audit Committee has reviewed the audited financial statements and met and held discussions with management regarding the audited financial statements. Management has represented to the Audit Committee that the Company’s financial statements were prepared in accordance with U.S. GAAP.

Review and Discussion with Independent Registered Public Accounting Firm

The Audit Committee has discussed with Deloitte & Touche LLP, the Company’s independent registered public accounting firm, matters required to be discussed by the applicable requirements of the PCAOB. The Audit Committee received and reviewed the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the PCAOB and has discussed with the auditors the auditors’ independence. The Audit Committee has also considered the compatibility of non-audit services with the auditors’ independence.

Conclusion

Based on the Audit Committee’s discussion with management and the independent registered public accounting firm, the Audit Committee’s review of the audited financial statements, the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended that the Board include the audited financial statements in the Annual Report of the Company for the fiscal year ended December 31, 2022 for filing with the SEC. The Audit Committee also recommended the selection of Deloitte & Touche LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2023.

Respectfully Submitted,

The Audit Committee

James Chapman
Joseph Branch
Louisa (Lucy) Rodriguez

* The material contained in the foregoing Audit Committee Report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any filing of the Company under the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Required Vote

The affirmative vote of the majority of votes cast on the proposal will determine the outcome of the proposal. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum but will have no effect on the outcome of the vote.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF DELOITTE AND TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 3: APPROVAL, AND RATIFICATION OF, THE NEW ADVISORY AGREEMENT

Background

The Company is a closed-end, externally managed, non-diversified management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company was originally established as a Delaware limited liability company on February 18, 2021, then converted to a Maryland limited liability company on October 22, 2021, and effective January 1, 2022, converted to a Maryland corporation, in which form it currently operates. The Company elected BDC status effective January 1, 2022. MSD Partners, L.P. (the “Adviser” or “MSD”) has served as the investment adviser to the Company since November 24, 2021, pursuant to an investment advisory agreement with the Company (the “Prior Advisory Agreement”).

Prior to the Transaction (as defined below), the Adviser was owned by its general partner, MSD Partners (GP), LLC (“MSD GP”) and its limited partners, which included the Adviser’s Chief Executive Officer, Gregg Lemkau, and certain other members of the Adviser’s management team. MSD GP was owned and controlled by its members, Marc Lisker, Brendan Rogers and Gregg Lemkau, who each directly owned over 25% of MSD GP.

On October 19, 2022, the Adviser and MSD GP entered into a Business Combination Agreement with BDT & Company Holdings, L.P. and BDT GP, LLC, the general partner of BDT & Company Holdings, L.P., and certain of their subsidiaries, to create a merchant bank with an advisory and investment platform built to serve the distinct needs of business owners and strategic long-term investors. Pursuant to the Business Combination Agreement, the Adviser and MSD GP would become wholly-owned subsidiaries of BDT & Company Holdings, L.P. and BDT GP, LLC, respectively (the “Transaction”). On January 1, 2023, the Adviser completed the Transaction with BDT & Company Holdings, L.P., and its subsidiaries. BDT & Company Holdings, L.P. was renamed BDT & MSD Holdings, L.P., and it and its subsidiaries, BDT Capital Partners, LLC (“BDT Capital”), a SEC-registered investment adviser, and BDT & MSD Partners, LLC, a SEC-registered broker dealer and member of FINRA, became affiliates of the Adviser and the Company. The Adviser also became wholly-owned by BDT & MSD Holdings, L.P., and MSD GP became wholly owned by BDTP GP, LLC. The Transaction has not, and is not expected to, result in a change to the Company’s portfolio managers or investment team.

Section 15 of the 1940 Act, made applicable to BDCs under Section 59 of the 1940 Act, requires that all investment advisory agreements provide for automatic termination in the event of an assignment. An assignment of an investment advisory agreement is deemed to occur when a transaction results in a change of control (i.e., change in ownership of voting securities such that a person who owned less than 25% comes to own more than 25%, or vice versa) of an investment adviser. Consummation of the Transaction was deemed to result in a change of control of the Adviser, and thus the automatic termination of the Prior Advisory Agreement. The 1940 Act further provides that it is unlawful for any person to serve as an investment adviser of a BDC, such as the Company, except pursuant to a written contract, which contract has been approved by the vote of a majority of the outstanding voting securities of such BDC.

In anticipation of the automatic termination of the Prior Advisory Agreement, the Board including a majority of directors who are not “interested persons” of the Company as that term is defined in the 1940 Act (“Independent Directors”), at a meeting held on November 8, 2022, approved a new investment advisory agreement (the “New Advisory Agreement”) between the Company and the Adviser, subject to shareholder approval. The New Advisory Agreement took effect on January 1, 2023, immediately following the consummation of the Transaction. In anticipation of the foregoing, on November 14, 2022, the Company received a written consent approving the New Advisory Agreement from the holders of record as of November 8, 2022, representing 17,209,905.11 Shares or 93.86% of the Company’s outstanding Shares. Based on the written consents received, all responses were in the affirmative. On December 9, 2022, the Company filed an Information Statement pursuant to Section 14(c) of the Exchange Act with the SEC and mailed the Information Statement to shareholders on the same date. The 1940 Act only requires a vote of a “majority of the outstanding shares”, as defined in section 2(a)(42), of a BDC’s shares to approve an investment advisory agreement. A “majority of the outstanding shares” is defined as the lesser of: (1) 67% or more of the common stock of a company present or represented by proxy at a meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of such company. Under Maryland law, however, although any action required or permitted to be taken at a meeting of common shareholders may be taken without a meeting by written consent, such consent must be unanimous.

In order to ensure that the Company is in full compliance with Maryland law shareholders are being asked to approve, and ratify the prior approval of, the New Advisory Agreement. The New Advisory Agreement is identical to the Prior Advisory Agreement, including with respect to advisory fees, except that the initial term began effective as of January 1, 2023, which is the date on which the New Advisory Agreement was executed. No fees have been paid to date on the New Advisory Agreement. In addition, any accrued and unpaid fees for the quarter ending March 31, 2023 will not be paid unless and until this Proposal 3 is approved by Shareholders.

Information Regarding the Adviser and the Transaction

The Adviser is a Delaware limited partnership that was founded in July 2009 by the then principals of MSD Capital, L.P. (“MSD Capital”). MSD Capital is the family office that was founded in 1998 to exclusively manage the capital of Dell Technologies founder and Chief Executive Officer, Michael Dell, and his family. Michael Dell is a substantial investor in the Adviser’s clients (which include private funds and separately managed accounts), but neither controls nor is involved in the day-to-day management of the Adviser. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (“SEC”) and, prior to the Transaction, was owned by MSD GP, as the general partner, and its limited partners, who included the Adviser’s Chief Executive Officer, Gregg Lemkau, and certain members of Adviser’s senior management team. Following the Transaction, the Adviser is co-headquartered in Chicago at 401 N. Michigan Avenue, Suite 3100, Chicago, Illinois 60611, and in New York City at One Vanderbilt Avenue, 26th Floor, New York, New York 10017, with offices also located in Dallas, Denver, Los Angeles, Palm Beach, San Francisco, London, and Frankfurt.

At the closing of the Transaction, the Adviser became a wholly-owned subsidiary of BDT & MSD Holdings, L.P. and will continue to operate as a registered investment adviser under the name MSD Partners, L.P. With its expanded capabilities as a result of the Transaction, the Adviser will continue to manage the Company, and now has affiliates that, together with the Adviser, will also offer: strategic family and company advisory services and long-term capital through investment funds and managed accounts; a differentiated investment platform across private capital, credit, real estate and growth equity; and a global network of advisory clients and fund investors.

The name, address, and principal occupation of the principal executive officer and each director or general partner of the Adviser, before and after the Transaction, is set forth in the table below:

Before Transaction		After Transaction
Name and Address*	Principal Occupation	Name and Address*	Principal Occupation
MSD Partners (GP), LLC	General Partner	MSD Partners (GP), LLC	General Partner

Gregg Lemkau	Chief Executive Officer	Gregg Lemkau	Co-Chief Executive Officer

		Byron Trott	Co-Chief Executive Officer, Chairman

*The address of each entity and individual listed is One Vanderbilt Avenue, 26th Floor, New York, New York 10017, except for Byron Trott, whose address is 340 Royal Palm Way, Suite 300, Palm Beach, Florida 33480.

The Prior Advisory Agreement and New Advisory Agreement

The Board, including a majority of Independent Directors first approved the Prior Advisory Agreement, dated November 24, 2021, at the Company’s organizational meeting held on December 14, 2021. Under the terms of the Prior Advisory Agreement and New Advisory Agreement, the Adviser is responsible for managing the investment and reinvestment of the assets of the Company, subject to the supervision of the Board, in accordance with the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form 10, as amended, and in accordance with the 1940 Act and all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as amended from time to time.

Advisory Fees

For its services, under the Prior Advisory Agreement and New Advisory Agreement, the Adviser is entitled to receive a base management fee and an incentive fee.

Base Management Fee. Pursuant to the Prior Advisory Agreement and New Advisory Agreement, the Company will pay to the Adviser an annual management fee (the “Management Fee”), payable quarterly in arrears. The Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during that month or quarter. The Management Fee is calculated as follows:

i)
Prior to an initial public offering of the Company’s common stock and/or listing on a nationally recognized stock exchange (an “Exchange Listing”), the Management Fee shall be calculated at a rate of 0.1875% per quarter (0.75% per annum) of the Company’s average gross asset value at the end of the two most recently completed calendar quarters (or for the first quarter which the Company has operations, the average gross assets at the date of the initial drawdown from investors and the end of such calendar quarter), including assets purchased with borrowed funds or other forms of leverage (each, a “Credit Facility”) but excluding (i) cash and cash equivalents (as defined below) and (ii) undrawn commitments (commitments that are not yet property of the Company and therefore are not included in the calculation). “Cash equivalents” means U.S. government securities, money market fund investments, commercial paper instruments, and other similar cash equivalent investments maturing within one year of purchase.
ii)
Following an Exchange Listing, the Management Fee will be calculated at a rate 0.3125% per quarter (1.25% per annum) of the Company’s average gross asset value including assets purchased with borrowed amounts under any credit facility but excluding cash and cash equivalents at the end of the two most recently completed calendar quarters (or for the first quarter following an Exchange Listing, the average gross assets as of the date of the Exchange Listing and the end of such calendar quarter).

Incentive Fee. Pursuant to the Prior Advisory Agreement and New Advisory Agreement, the Company will pay to the Adviser an incentive fee (the “Incentive Fee”).

The Incentive Fee consists of two components that are independent of each other with the result that one component may be payable even if the other is not. A portion of the Incentive fee is based on the Company’s income (the “Income-Based Fee”) and a portion is based on the Company’s capital gains (the “Capital Gains Fee”), each is described below.

i)
The Income-Based Fee will be determined and paid quarterly in arrears based on the amount by which the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in any calendar quarter exceeds the “Hurdle Amount.” The Hurdle Amount will be determined on a quarterly basis and will be calculated by multiplying 1.5% (6% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter.

The calculation of the Income-Based Fee for each quarter is as follows:

A.
No Income-Based Fee shall be payable to the Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;
B.
100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.77% (7.06% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for any calendar quarter; and
C.
For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Income-Based Fee shall equal 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for such quarter, as the Hurdle Amount and Catch-Up Amount will have been achieved.
ii)
The Capital Gains Fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Prior Advisory Agreement or New Advisory Agreement), commencing with the first calendar year ended after the Company elects to be treated as a BDC, and is calculated at the end of each applicable year by subtracting (a) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 15% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the first calendar year ended after the Company elects to be treated as a BDC. If such amount is negative, then there is no Capital Gains Fee payable for such year. If the Prior Advisory Agreement or New Advisory Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation, in accordance with generally accepted account principals in the United States (“U.S. GAAP”), because a capital gains incentive fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Incentive Fee calculated on unrealized appreciation be payable until such gains are realized, if at all.

“Pre-Incentive Fee Net Investment Income” shall mean interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Management Fee, any expenses payable under the Administration Agreement (as defined below), and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). In addition, “Pre-Incentive Fee Net Investment Income” shall include, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. For avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

Examples of the quarterly incentive fee calculation are annexed to the Prior Advisory Agreement and New Advisory Agreement. The New Advisory Agreement, including the quarterly incentive fee calculation examples (which are identical to the examples included in the Prior Advisory Agreement), is attached hereto as Appendix A. Such examples are included for illustrative purposes only and are not considered part of the Prior Advisory Agreement or New Advisory Agreement. The fees payable under the Prior Advisory Agreement and New Advisory Agreement for any partial period will be appropriately prorated.

Both the calculation of the Management Fee and the Income-Based Fee will be appropriately adjusted for any capital calls done by the Company during the quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter).

For purposes of computing the Income-Based Fee and the Capital Gains Fee, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly, in the manner described above. With respect to the calculation of quarterly Pre-Incentive Fee Net Investment Income for purposes of calculating the Income-Based Fee, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by us to the derivative or swap counterparty) will be included in calculating the Income-Based Fee. The notional value of any such derivatives or swaps is not used for these purposes. With respect to the calculation of the Capital Gains Fee, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in calculating the Capital Gains Fee.

Expenses of the Adviser

Under the Prior Advisory Agreement and New Advisory Agreement, the Adviser is solely responsible for (a) the compensation of its officers including their salaries and benefits, except as otherwise specified; (b) fees and expenses for internal administrative, bookkeeping, clerical and related services rendered in support of the activities for which compensation is paid under (a) above; and (c) expenses associated with office space and facilities, utilities and telephone services, news, quotation and similar information and pricing services, computer equipment, travel expenses and support of the Adviser incurred in connection with Company operations.

Limitations of Liability and Indemnification

The Prior Advisory Agreement and New Advisory Agreement provide that the Company will indemnify the Adviser and its affiliates (each, an “Indemnitee”) against any liabilities relating to the offering of its Shares or its business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, the Company’s interest and except to the extent arising out of the Indemnitee’s willful malfeasance, bad faith, or gross negligence, in the performance their duties, or by reason of reckless disregard of their obligations and duties under the Prior Advisory Agreement or New Advisory Agreement. The Company may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.

Term

The New Advisory Agreement (identical to the Prior Advisory Agreement) will continue in effect for two (2) years from its effective date of January 1, 2023, and from year to year thereafter, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to the New Advisory Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the 1940 Act) of any such party, in accordance with the requirements of the 1940 Act.

The New Advisory Agreement is attached hereto as Appendix A. You should read the New Advisory Agreement in its entirety. The description in this Information Statement of the New Advisory Agreement is only a summary.

Administration Agreement

The Adviser also served as the administrator (the “Administrator”) for the Company pursuant to an administration agreement (the “Prior Administration Agreement”). Under the Prior Administration Agreement, the Administrator furnished the Company with office facilities and equipment and provided clerical, bookkeeping, recordkeeping and other administrative services at such facilities. The Administrator performed, or oversaw the performance of, the Company’s required administrative services, which include, among other things, assisting the Company with the preparation of the financial records that the Company is required to maintain and reports to shareholders and reports filed with the SEC. The Administrator also assisted the Company in determining and publishing its net asset value, overseeing the preparation and filing of tax returns, printing and disseminating reports to shareholders and generally overseeing the payment of expenses and the performance of administrative and professional services rendered to the Company by others. The Administrator also provided (or caused to be provided) managerial assistance on the Company’s behalf to those portfolio companies that have accepted the Company’s offer to provide such assistance. The Administrator did not receive separate compensation from the Company under the Prior Administration Agreement, but was reimbursed by the Company for expenses incurred in performing its obligations under the Prior Administration Agreement.

In connection with the Transaction, upon entering into the New Advisory Agreement the Company also enter into a new administration agreement (the “New Administration Agreement”) with the Administrator. The New Administration Agreement is substantially similar to the Prior Administration Agreement, except that the reimbursements required to be made to the Administrator by the Company are subject to a cap. Pursuant to the New Administration Agreement, reimbursements payable to the Administrator by the Company for expenses incurred in performing its obligations under the New Administration Agreement shall be capped such that the amounts payable to the Administrator by the Company will not exceed an amount of 0.15% of the total gross assets of the Company in any one calendar year.

Advisory Fees and Other Fees

The following table describes the fees paid/accrued to the Adviser under the Prior Advisory Agreement and Prior Administration Agreement during the fiscal year ended December 31, 2022. No fees have been paid to the Adviser to date under the New Advisory Agreement.

Related Party	Source Agreement & Description	For the Year Ended December 31, 2022	For the Period Ended December 31, 2021 (1)
	Consolidated statement of operations:
Adviser	Advisory Agreement - management fees	$6,327	$155
Adviser	Advisory Agreement - income based incentive fee	6,900	56
Adviser	Advisory Agreement - board of directors' fees	290	11
Adviser	Advisory Agreement - capital gains incentive fee	(256)	256
Administrator	Administration Agreement - Administrative expense	1,571	—

(1) The Company commenced investment operations on December 21, 2021.

Evaluation by the Board of Directors

At its meeting held on November 8, 2022, the Board, including a majority of the Independent Directors, concluded that the approval of the New Advisory Agreement was in the best interest of the Company and its Shareholders, and approved the New Advisory Agreement, subject to Shareholder approval. The meeting was held virtually in reliance on an SEC order released on June 19, 2020 (Release No. 33897), which extends prior emergency relief from enforcement action if the directors of a fund approve or renew a contract, plan, arrangement or selection telephonically, by video conference or by other means, notwithstanding the fact that such approval is subject to an in-person meeting requirement under the 1940 Act; provided, that, such directors ratify the applicable approval(s) at the next in-person board meeting.

In reaching a decision to approve the New Advisory Agreement, the Board considered, among other things: (1) the nature and quality of the advisory services to be rendered; (2) the proposed fee structures, the existence of any fee waivers, and the Company’s anticipated expense ratios in relation to those of comparable BDCs and similar clients; (3) the investment performance of the BDC; (4) the direct and indirect costs that may be incurred by the Adviser in performing services for the Company and the basis of determining and allocating these costs; (5) possible economies of scale arising from the Company’s size and/or anticipated growth; and (6) anticipated profitability and other possible benefits to the Adviser arising from its relationship with the Company.

Nature, Extent and Quality of Services

The Board considered the Adviser’s expected responsibilities under the New Advisory Agreement, which are not anticipated to change from its responsibilities under the Prior Advisory Agreement as a result of the Transaction. The Board discussed the Adviser’s approach to the investment process, including its focus on senior secured loans sourced in both the private and broadly syndicated markets. The Board acknowledged that the Adviser had a broad network for transaction sourcing and that the Transaction was expected to strengthen the Adviser’s ability to source transactions and offer attractive financing solutions to a broader cross-section of middle market companies. The Board reviewed the experience and credentials of the Adviser’s personnel, noting that the portfolio managers and members of the Company’s investment team would not change as a result of the Transaction. The Board expressed satisfaction with the breadth and depth of experience of the Adviser’s personnel. The Board considered the Adviser’s belief that the Transaction would enhance the Adviser’s ability to attract and retain talented and qualified investment advisory personnel in the future. The Board reviewed the compliance and risk management processes of the Adviser, and agreed that the Adviser had a robust compliance culture. The Board then considered other investment management services to be provided to the Company, such as the provision of managerial assistance to portfolio companies. Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services to be provided to the Company by the Adviser, and that the Company had sufficient resources and capabilities in order to perform its duties under the New Advisory Agreement.

Performance

The Board considered the performance of the Company, and acknowledged the Company’s strong returns since its inception. In particular, the Board considered the fully covered dividends paid to shareholders since inception.

Fees and Expenses, Economies of Scale, and Anticipated Profitability

The Board discussed the fact that the fees charged by the Adviser, including its base management fee and incentive fees, appeared to be consistent with the market for similar BDCs. Further, the Board noted that the Company’s expense ratio was in line with peers. The Board considered the potential for, and sharing of, economies of scale as the Company grows in size and discussed the scalability of the Company and acknowledged that it will continue to require additional resources as it grows. The Board noted, however, that the Transaction was not expected to result in any immediate economies of scale. As such, the Board concluded that economies of scale were not a significant consideration in approving the New Advisory Agreement, and the Board agreed to revisit considerations related to economies of scale when it considers the renewal of the New Advisory Agreement. The Board then reviewed the anticipated profitability of the Adviser from its relationship with the Company, noting that the Adviser’s anticipated profitability was reasonable given the knowledge and expertise required to manage the Company. After further consideration, the Board concluded that the fees to be charged by the Adviser were not unreasonable.

Conclusion

No single factor was determinative of the decision of the Board, including all of the Independent Directors, to approve the New Advisory Agreement and individual directors may have weighed certain factors differently. Following this process, the Board, including all of the Independent Directors, unanimously voted to approve the New Advisory Agreement subject to Shareholder approval.

Additional Considerations under the 1940 Act

The Transaction is structured to comply with the “safe harbor” included in Section 15(f) of the 1940 Act. Section 15(f) provides that when a sale of securities or any other interest in an investment adviser occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale so long as two conditions are satisfied. These conditions are as follows:

•
First, during the three-year period following the consummation of a transaction, at least 75% of the investment company’s board of directors must be comprised of Independent Directors. The Board met this requirement at the time of the consummation of the Transaction, and expects to continue to do so for the three-year period thereafter.
•
Second, an “unfair burden” must not be imposed on the investment company as a result of the transaction relating to the sale of such interest, or any of its applicable express or implied terms, conditions or understandings. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement, during the two-year period after the date on which any such transaction occurs, whereby the investment adviser or corporate trustee or predecessor or successor investment advisers or corporate trustee or any interested person of any such adviser or any such corporate trustee receives or is entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from such company or its security holders for other than bona fide investment advisory or other services. The Board considered whether an unfair burden would be imposed on the Company as a result of the Transaction, and found that it was unaware of any arrangements that would constitute an unfair burden as that term is defined in the 1940 Act.

Required Vote

The affirmative vote of a “majority of the outstanding shares” of the Company, as defined in section 2(a)(42), is required to approve the New Advisory Agreement. A “majority of the outstanding shares” is defined as the lesser of: (1) 67% or more of the common stock of the Company present or represented by proxy at the Annual Meeting, if the holders of more than 50% of the Company’s common stock are present or represented by proxy; or (2) more than 50% of the outstanding common stock of the Company. For the proposal, “abstain” votes and broker non-votes, if any, will count as shares represented at the meeting for purpose of establishing a quorum, but will not be treated as votes cast and therefore will have the effect of a vote against the proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL, AND RATIFICATION, OF THE NEW ADVISORY AGREEMENT

OTHER MATTERS TO COME BEFORE THE ANNUAL MEETING

The Board is not aware of any matters that will be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matters requiring a vote of Shareholders arise, it is intended that the proxies that do not contain specific instructions to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

SUBMISSION OF SHAREHOLDER PROPOSALS

Any proposal of a Shareholder intended to be included in our proxy statement and form of proxy/voting instruction card for the 2024 annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act must be received by us on or before [ ]. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. All proposals should be addressed to MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017, Attention: [ ]. Our Nominating Committee will review all Shareholder proposals and will make recommendations to the Board for action on such proposals.

Shareholder proposals or director nominations to be presented at the 2024 annual meeting of shareholders, other than shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.

Our bylaws require that the proposal or recommendation for director nominations must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than [ ], the 150th day prior to the one year anniversary of the date of the Company’s proxy statement for the preceding year’s annual meeting, and not later than 5:00 p.m., Eastern Time, on [ ], the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the later of 5:00 p.m., Eastern Time, on the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

SUBMISSION OF COMPLAINTS

The Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer, Saritha Reddy. Persons who are uncomfortable submitting complaints to the Chief Compliance Officer, including complaints involving the Chief Compliance Officer, may submit complaints directly to the Audit Committee Chair. Complaints may also be submitted on an anonymous basis via an anonymous online reporting system.

HOUSEHOLDING

Mailings for multiple Shareholders going to a single household are combined by delivering to that address, in a single envelope, a copy of the documents (prospectuses, proxy statements, etc.) or other communications for all Shareholders who have consented or are deemed to have consented to receiving such communications in such manner in accordance with the rules promulgated by the SEC. If you do not want to continue to receive combined mailings of Company communications and would prefer to receive separate mailings of Company communications, please contact [ ] by telephone at [ ] or by mail to MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017, Attention: [ ].

AVAILABLE INFORMATION

Copies of the Company’s annual reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available electronically on the SEC's home page on the Internet at http://www.sec.gov, or without charge, upon request. Please contact Investor Relations by telephone at [ ], by email at [ ] or mail your request to MSD Investment Corp., One Vanderbilt Avenue, 26th Floor, New York, NY 10017.

YOU ARE CORDIALLY INVITED TO PARTICIPATE IN THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, YOU ARE REQUESTED TO VOTE IN ACCORDANCE WITH THE VOTING INSTRUCTIONS IN THE PROXY MATERIALS, OR BY RETURNING A PROXY CARD.

PRIVACY NOTICE

The following information is provided to help investors understand what personal information the Company collects, how the Company protects that information and why, in certain cases, the Company may share information with select other parties.

•
In order to provide you with individualized service, the Company collects certain nonpublic personal information about you from information you provide on your subscription agreement or other forms (such as your address and social security number), and information about your account transactions with the Company (such as purchases of Shares and account balances). The Company may also collect such information through your account inquiries by mail, email, telephone or web site.
•
The Company does not disclose any nonpublic personal information about you to anyone, except as permitted by law. Specifically, so that the Company, the Advisers and their affiliates may continue to offer services that best meet your investing needs, the Company may disclose the information we collect, as described above, to companies that perform administrative or marketing services on behalf of the Company, such as transfer agents, or printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which they have been hired, and are not permitted to use or share this information for any other purpose.
•
We will continue to adhere to the privacy policies and practices described in this notice if you no longer hold Shares of the Company.

The Company and the Advisers maintain internal security procedures to restrict access to your personal and account information to those officers and employees who need to know that information to service your account. The Company maintains physical, electronic and procedural safeguards to protect your nonpublic personal information.

APPENDIX A

Annex A

INVESTMENT ADVISORY AGREEMENT BETWEEN

MSD INVESTMENT CORP. AND

MSD PARTNERS, L.P.

This Agreement (the “Agreement”) is made as of January 1, 2023, by and between MSD Investment Corp., a Maryland corporation (the “Company”), and MSD Partners, L.P., a Delaware limited partnership (the “Adviser”).

WHEREAS, the Company is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Investment Company Act”);

WHEREAS, the Company desires to retain the Adviser to furnish investment advisory services to the Company on the terms and conditions hereinafter set forth, and the Adviser desires to be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree as follows:

1.
Duties of the Adviser
a.
The Company hereby employs the Adviser to act as the investment adviser to the Company and to manage the investment and reinvestment of the assets of the Company, subject to the supervision of the Board of Directors of the Company (the “Board”), for the period and upon the terms herein set forth, (x) in accordance with the investment objective, policies and restrictions that are set forth in the Company’s registration statement on Form 10 (as amended from time to time, the “Registration Statement”) filed with the Securities and Exchange Commission (the “SEC”), and, in accordance with the investment objective, policies and restrictions that are set forth in the Company’s confidential private placement memorandum as amended from time to time (the “PPM”); (y) in accordance with all other applicable federal and state laws, rules and regulations, and the Company’s charter and by-laws as the same shall be amended from time to time; and (z) in accordance with the Investment Company Act. Without limiting the generality of the foregoing, the Adviser shall, during the term and subject to the provisions of this Agreement: (i) determine the composition of the portfolio of the Company, the nature and timing of the changes therein and the manner of implementing such changes; (ii) identify/source, research, evaluate and negotiate the structure of the investments made by the Company; (iii) close and monitor the Company’s investments; (iv) determine the securities and other assets that the Company will purchase, retain, or sell; (v) use reasonable endeavors to ensure that the Company’s investments consist mainly of shares, securities or currencies (or derivative contracts relating thereto), which for the avoidance of doubt may include loans, notes and other evidences of indebtedness; (vi) perform due diligence on prospective portfolio companies; and (vii) provide the Company with such other investment advisory, research, and related services as the Company may, from time to time, reasonably require for the investment of its funds, including providing operating and managerial assistance to the Company and its portfolio companies as required. Subject to the supervision of the Board, the Adviser shall have the power and authority on behalf of the Company to effectuate its investment decisions for the Company, including the execution and delivery of all documents relating to the Company’s investments and the placing of orders for other purchase or sale transactions on behalf of the Company. In the event that the Company determines to acquire debt financing, the Adviser will arrange for such financing on the Company’s behalf, subject to the oversight and approval of the Board. If it is necessary or appropriate for the Adviser to make investments on behalf of the Company through a special purpose vehicle, the Adviser shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the Investment Company Act).
b.
The Adviser hereby accepts such employment and agrees during the term hereof to render the services described herein for the compensation provided herein.
c.
The Adviser shall for all purposes herein provided be deemed to be an independent contractor and, except as expressly provided or authorized herein, shall have no authority to act for or represent the Company in any way or otherwise be deemed an agent of the Company.
d.
The Adviser shall keep and preserve for the period required by the Investment Company Act any books and records relevant to the provision of its investment advisory services to the Company and shall specifically maintain all books and records in accordance with Section 31(a) of the Investment Company Act with respect to the Company’s portfolio transactions and shall render to the Board such periodic and special reports as the Board may reasonably request. The Adviser agrees that all records that it maintains for the Company are the property of the Company and will surrender promptly to the Company any such records upon the Company’s request, provided that the Adviser may retain a copy of such records.
e.
The Adviser shall be primarily responsible for the execution of any trades in securities in the Company’s portfolio and the Company’s allocation of brokerage commissions.
2.
Company’s Responsibilities and Expenses Payable by the Company

Except as otherwise provided herein or in the Administration Agreement (the “Administration Agreement”), dated January 1, 2023, between the Company and the Adviser (the Adviser, in its capacity as the administrator, the “Administrator”), the Adviser shall be solely responsible for (a) the compensation of its officers including their salaries and benefits, except as otherwise specified; (b) fees and expenses for internal administrative, bookkeeping, clerical and related services rendered in support of the activities for which compensation is paid under (a) above; and (c) expenses associated with office space and facilities, utilities and telephone services, news, quotation and similar information and pricing services, computer equipment, travel expenses and support of the Adviser incurred in connection with Company operations. The Company will bear all other costs and expenses of its operations, administration and transactions, including (without limitation): (i) fees and costs incurred in organizing the Company; (ii) fees and costs associated with calculating net asset value (including the cost and expenses of any independent valuation firm); (iii) expenses, including travel, entertainment, lodging and meal expenses, incurred by the Adviser, or the portfolio managers and other members of the investment team, or payable to third parties, in evaluating, developing, negotiating, structuring and performing due diligence on prospective portfolio companies, including such expenses related to potential investments that were not consummated, and, if necessary, enforcing the Company’s rights; (iv) fees and expenses incurred by the Adviser (and their affiliates) or the Administrator (or its affiliates) payable to third parties, including agents, consultants or other advisers, in monitoring financial and legal affairs for the Company and in conducting research and due diligence on prospective investments and equity sponsors, analyzing investment opportunities, structuring the Company’s investments and monitoring investments and portfolio companies on an ongoing basis; (v) any and all fees, costs and expenses incurred in connection with the incurrence of leverage and indebtedness of the Company, including borrowings, dollar rolls, reverse purchase agreements, credit facilities, securitizations, margin financing and derivatives and swaps, and including any principal or interest on the Company’s borrowings and indebtedness (including, without limitation, any fees, costs, and expenses incurred in obtaining lines of credit, loan commitments, and letters of credit for the account of the Company and in making, carrying, funding and/or otherwise resolving investment guarantees); (vi) fees and costs associated with offerings, sales, and repurchases of the Company’s common stock and other securities; (vii) fees and expenses payable under any underwriting, dealer manager or placement agent agreements, if any; (viii) investment advisory fees payable under this Agreement; (ix) administration fees and expenses, if any, payable under the Administration Agreement (including payments under the Administration Agreement between the Company and the Administrator, based upon the Company’s allocable portion of the Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of the Company’s chief financial officer and chief compliance officer, and their respective staffs); (x) costs incurred in connection with investor relations, board of directors relations, and preparing for and effectuating the listing of the Company’s common stock on any securities exchange; (xi) any applicable administrative agent fees or loan arranging fees incurred with respect to the Adviser’s portfolio investments, the Administrator or an affiliate thereof;(xii) any and all fees, costs and expenses incurred in implementing or maintaining third-party or proprietary software tools, programs or other technology for the benefit of the Company (including, without limitation, any and all fees, costs and expenses of any investment, books and records, portfolio compliance and reporting systems, general ledger or portfolio accounting systems and similar systems and services, including, without limitation, consultant, software licensing, data management and recovery services fees and expenses); (xiii) transfer agent, dividend agent and custodial fees and expenses; (xiv) federal and state registration fees; (xv) all costs of registration and listing shares of the Company’s common stock on any securities exchange; (xvi) federal, state and local taxes; (xvii) independent directors’ fees and expenses, including reasonable travel, entertainment, lodging and meal expenses, and any legal counsel or other advisers retained by, or at the discretion or for the benefit of, the independent directors; (xviii) costs of preparing and filing reports or other documents required by the SEC or other regulators, and all fees, costs and expenses related to compliance-related matters (such as developing and implementing specific policies and procedures in order to comply with certain regulatory requirements) and regulatory filings related to the Company’s activities and/or other regulatory filings, notices or disclosures of the Adviser and its affiliates relating to the Company and its activities; (xix) costs of any reports, proxy statements or other notices to stockholders, including printing costs; (xx) fidelity bond, directors and officers/errors and omissions liability insurance, and any other insurance premiums; (xxi) direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors, tax preparers and outside legal costs; (xxii) proxy voting expenses; (xxiii) all expenses relating to payments of dividends or interest or distributions in cash or any other form made or caused to be made by the Board to or on account of holders of the securities of the Company, including in connection with any dividend reinvestment plan or direct stock purchase plan; (xxiv) costs incurred in connection with the formation or maintenance of entities or vehicles to hold the Company’s assets for tax or other purposes; (xxv) the allocated costs incurred by the Adviser and/or the Administrator in providing managerial assistance to those portfolio companies that request it; (xxvi) allocable fees and expenses associated with marketing efforts on behalf of the Company; (xxvii) all fees, costs and expenses of any litigation involving the Company or its portfolio companies and the amount of any judgments or settlements paid in connection therewith, directors and officers, liability or other insurance (including costs of title insurance) and indemnification (including advancement of any fees, costs or expenses to persons entitled to indemnification) or extraordinary expense or liability relating to Company’s affairs; (xxviii) fees, costs and expenses of winding up and liquidating the Company’s assets; and (xxix) all other expenses incurred by the Company, the Adviser or the Administrator in connection with administering the Company’s business. For the avoidance of doubt, the Adviser shall be solely responsible for any placement or “finder’s” fees payable to placement agents engaged by the Company or its affiliates in connection with the offering of securities by the Company.

If any of the above expenses or other expenses are incurred jointly for the account of the Company and any other investment funds or accounts sponsored or managed by the Adviser or its affiliates, such expenses will be allocated among the Company and such other funds or accounts in proportion to the size of the investment made by each fund or account in the activity or entity to which such expense relates, or in such other manner as the Adviser considers fair and equitable. To the extent that expenses to be borne by the Company are paid by the Adviser or an affiliate thereof, the Company will reimburse the Adviser or such affiliate for such expenses. Each subsidiary of the Company, if any, that makes investments will bear all of its own organizational and operating fees, costs, expenses and liabilities and, as a result, the Company will indirectly bear these fees, costs, expenses and liabilities.

3.
Compensation of the Adviser

The Company agrees to pay, and the Adviser agrees to accept, as compensation for the services provided by the Adviser hereunder, a base management fee (the “Management Fee”) and an incentive fee (the “Incentive Fee”) as hereinafter set forth. The Company shall make any payments due hereunder to the Adviser or to the Adviser’s designee as the Adviser may otherwise direct.

a.
For services rendered under this Agreement, the Management Fee will be payable quarterly in arrears. Management Fees for any partial month or quarter will be appropriately prorated and adjusted for any share issuances or repurchases during the relevant month or quarter. The Management Fee shall be calculated as follows:
i.
Prior to an initial public offering of the Company’s common stock and/or listing on a nationally recognized stock exchange (an “Exchange Listing”), the Management Fee shall be calculated at a rate of 0.1875% per quarter (0.75% per annum) of the Company’s average gross asset value, including assets purchased with borrowed funds or other forms of leverage (each, a “Credit Facility”) but excluding (i) cash and cash equivalents (as defined below) and (ii) undrawn commitments at the end of the two most recently completed calendar quarters (or for the first quarter which the Company has operations, the average gross assets at the date of the initial drawdown from investors and the end of such calendar quarter). For purposes of this agreement, “cash equivalents” means U.S. government securities, money market fund investments, commercial paper instruments, and other similar cash equivalent investments maturing within one year of purchase.
ii.
Following an Exchange Listing, the Management Fee will be calculated at a rate 0.3125% per quarter (1.25% per annum) of the Company’s average gross asset value including assets purchased with borrowed amounts under any credit facility but excluding cash and cash equivalents at the end of the two most recently completed calendar quarters (or for the first quarter following an Exchange Listing, the average gross assets as of the date of the Exchange Listing and the end of such calendar quarter).
b.
The Incentive Fee consists of two components that are independent of each other with the result that one component may be payable even if the other is not. A portion of the Incentive fee is based on the Company’s income (the “Income-Based Fee”) and a portion is based on the Company’s capital gains (the “Capital Gains Fee”), each is described below:
i.
The Income-Based Fee will be determined and paid quarterly in arears based on the amount by which the aggregate “Pre-Incentive Fee Net Investment Income” (as defined below) in any calendar quarter exceeds the Hurdle Amount (as defined below). The Hurdle Amount will be determined on a quarterly basis and will be calculated by multiplying 1.5% (6% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter.

The calculation of the Income-Based Fee for each quarter is as follows:

1.
No Income-Based Fee shall be payable to the Adviser in any calendar quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income does not exceed the Hurdle Amount;
2.
100% of the Company’s aggregate Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle Amount but is less than or equal to an amount (the “Catch-Up Amount”) determined on a quarterly basis by multiplying 1.77% (7.06% annualized) by the Company’s net asset value at the beginning of each applicable calendar quarter. The Catch-Up Amount is intended to provide the Adviser with an incentive fee of 15% on all of the Company’s Pre-Incentive Fee Net Investment Income when the Company’s Pre-Incentive Fee Net Investment Income reaches the Catch-Up Amount for any calendar quarter; and;
3.
For any quarter in which the Company’s aggregate Pre-Incentive Fee Net Investment Income exceeds the Catch-Up Amount, the Income-Based Fee shall equal 15% of the amount of the Company’s Pre-Incentive Fee Net Investment Income for such quarter, as the Hurdle Amount and Catch-Up Amount will have been achieved;
ii.
The Capital Gains Fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of this Agreement as set forth below), commencing with the first calendar year ended after the Company elects to be treated as a BDC, and is calculated at the end of each applicable year by subtracting (a) the sum of the Company’s cumulative aggregate realized capital losses and aggregate unrealized capital depreciation from (b) the Company’s cumulative aggregate realized capital gains. If such amount is positive at the end of such year, then the Capital Gains Fee payable for such year is equal to 15% of such amount, less the cumulative aggregate amount of Capital Gains Fees paid in all prior years commencing with the first calendar year ended after the Company elects to be treated as a BDC. If such amount is negative, then there is no Capital Gains Fee payable for such year. If this Agreement is terminated as of a date that is not a calendar year end, the termination date shall be treated as though it were a calendar year end for purposes of calculating and paying a Capital Gains Fee. The Company will accrue, but will not pay, a Capital Gains Incentive Fee with respect to unrealized appreciation, in accordance with generally accepted account principals in the United States (“GAAP”), because a capital gains incentive fee would be owed to the Adviser if the Company were to sell the relevant investment and realize a capital gain. In no event will the Capital Gains Incentive Fee calculated on unrealized appreciation be payable until such gains are realized, if at all.
iii.
For purposes of this section 3, the following terms shall have the following meaning:
1.
“Pre-Incentive Fee Net Investment Income” shall mean interest income, dividend income and any other income (including any other fees such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies but excluding fees for providing managerial assistance) accrued during the calendar quarter, minus operating expenses for the quarter (including the Management Fee, any expenses payable under the Administration Agreement, and any interest expense and dividends paid on any outstanding preferred stock, but excluding the Incentive Fee). In addition, “Pre-Incentive Fee Net Investment Income” shall include, in the case of investments with a deferred interest feature such as market discount, original issue discount (“OID”), debt instruments with payment-in-kind (“PIK”) interest, preferred stock with PIK dividends and zero-coupon securities, accrued income that the Company has not yet received in cash. For avoidance of doubt, Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
iv.
Examples of the quarterly incentive fee calculation are attached hereto as Annex A. Such examples are included for illustrative purposes only and are not considered part of this Agreement. The fees payable under this Agreement for any partial period will be appropriately prorated.
c.
Both the calculation of the Management Fee and the Income-Based Fee will be appropriately adjusted for any capital calls done by the Company during the quarter (based on the actual number of days elapsed relative to the total number of days in such calendar quarter).
d.
For purposes of computing the Income-Based Fee and the Capital Gains Fee, the calculation methodology will look through derivative financial instruments or swaps as if the Company owned the reference assets directly, in the manner described above. With respect to the calculation of quarterly Pre-Incentive Fee Net Investment Income for purposes of calculating the Income-Based Fee, net interest, if any, associated with a derivative or swap (which is defined as the difference between (i) the interest income and transaction fees received in respect of the reference assets of the derivative or swap and (ii) all interest and other expenses paid by us to the derivative or swap counterparty) will be included in calculating the Income-Based Fee. The notional value of any such derivatives or swaps is not used for these purposes. With respect to the calculation of the Capital Gains Fee, realized gains and realized losses on the disposition of any reference assets, as well as unrealized depreciation on reference assets retained in the derivative or swap, will be included on a cumulative basis in calculating the Capital Gains Fee.
4.
Covenants of the Adviser

The Adviser agrees that it will remain registered as an investment adviser under the Advisers Act so long as the Company maintains its election to be regulated as a BDC under the Investment Company Act. The Adviser agrees that its activities will at all times be in compliance in all material respects with all applicable federal and state laws governing its operations and investments.

5.
Excess Brokerage Commissions

The Adviser is hereby authorized, to the fullest extent now or hereafter permitted by law, to cause the Company to pay a member of a national securities exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of such exchange, broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities, that such amount of commission is reasonable in relation to the value of the brokerage and/or research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or its overall responsibilities with respect to the Company’s portfolio, and constitutes the best net results for the Company.

6.
Investment Team

The Adviser shall manage the Company’s portfolio through a team of investment professionals (the “Investment Team”) dedicated primarily to the Company’s business, in cooperation with the Company’s Chief Executive Officer. The Investment Team shall be comprised of senior personnel of the Adviser, supported by and with access to the investment professionals, analytical capabilities and support personnel of the Adviser.

7.
Limitations on the Employment of the Adviser

The services of the Adviser to the Company are not exclusive, and the Adviser may engage in any other business or render similar or different services to others including, without limitation, the direct or indirect sponsorship or management of other investment-based accounts or commingled pools of capital, however structured, having investment objectives similar to those of the Company, so long as its services to the Company hereunder are not impaired thereby, and nothing in this Agreement shall limit or restrict the right of any manager, partner, officer or employee of the Adviser to engage in any other business or to devote his or her time and attention in part to any other business, whether of a similar or dissimilar nature, or to receive any fees or compensation in connection therewith (including fees for serving as a director of, or providing consulting services to, one or more of the Company’s portfolio companies, subject to applicable law). So long as this Agreement or any extension, renewal or amendment remains in effect, the Adviser shall be the only investment adviser for the Company. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. It is understood that directors, officers, employees and stockholders of the Company are or may become interested in the Adviser and its affiliates, as directors, officers, employees, partners, stockholders, members, managers or otherwise, and that the Adviser and directors, officers, employees, partners, stockholders, members and managers of the Adviser and its affiliates are or may become similarly interested in the Company as stockholders or otherwise.

8.
Responsibility of Dual Directors, Officers and/or Employees

If any person who is a manager, partner, officer or employee of the Adviser is or becomes a director, officer and/or employee of the Company and acts as such in any business of the Company, then such manager, partner, officer and/or employee of the Adviser or the Administrator shall be deemed to be acting in such capacity solely for the Company, and not as a manager, partner, officer or employee of the Adviser or the Administrator or under the control or direction of the Adviser or the Administrator, even if paid by the Adviser or the Administrator.

9.
Limitation of Liability of the Adviser; Indemnification

The Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its sole member) shall not be liable to the Company for any action taken or omitted to be taken by the Adviser in connection with the performance of any of its duties or obligations under this Agreement or otherwise as an investment adviser of the Company (except to the extent specified in Section 36(b) of the Investment Company Act concerning loss resulting from a breach of fiduciary duty (as the same is finally determined by judicial proceedings) with respect to the receipt of compensation for services), and the Company shall indemnify, defend and protect the Adviser (and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with the Adviser, including without limitation its general partner or managing member and the Administrator each of whom shall be deemed a third-party beneficiary hereof) (collectively, the “Indemnified Parties”) and hold them harmless from and against all damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) incurred by the Indemnified Parties in or by reason of any pending, threatened or completed action, suit, investigation or other proceeding (including an action or suit by or in the right of the Company or its security holders) arising out of or otherwise based upon the performance of any of the Adviser’s duties or obligations under this Agreement or otherwise as an investment adviser of the Company. Notwithstanding the preceding sentence of this Section 9 to the contrary, nothing contained herein shall protect or be deemed to protect the Indemnified Parties against or entitle or be deemed to entitle the Indemnified Parties to indemnification in respect of, any liability to the Company or its security holders to which the Indemnified Parties would otherwise be subject by reason of criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of the Adviser’s duties or by reason of the reckless disregard of the Adviser’s duties and obligations under this Agreement (as the same shall be determined in accordance with the Investment Company Act and any interpretations or guidance by the SEC or its staff thereunder).

10.
Effectiveness,Duration and Termination of Agreement
a.
This Agreement shall become effective as of the first date above written. This Agreement may be terminated at any time, without the payment of any penalty, on sixty (60) days’ written notice, by the vote of a majority of the board of directors, in accordance with the requirements of the Investment Company Act, or by the Adviser. The provisions of Section 9 of this Agreement shall remain in full force and effect, and the Adviser shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Adviser shall be entitled to any amounts owed under Section 3 through the date of termination or expiration, and Section 9 shall continue in force and effect and apply to the Adviser and its representatives as and to the extent applicable.
b.
This Agreement shall continue in effect for two (2) years from the first date above written and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (A) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Company and (B) the vote of a majority of the Company’s directors who are not parties to this Agreement or “interested persons” (as such term is defined in Section 2(a)(19) of the Investment Company Act) of any such party, in accordance with the requirements of the Investment Company Act.
c.
This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the Investment Company Act).
11.
Notices

Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office.

12.
Amendments

This Agreement may be amended by mutual consent, but the consent of the Company must be obtained in conformity with the requirements of the Investment Company Act.

13.
Severability

If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby. For the avoidance of doubt, to the extent compliance with the terms of this Agreement would violate any provision of the 1940 Act, such terms will be rendered invalid and the remainder of this Agreement shall be not be affected thereby.

14.
Entire Agreement; Governing Law

This Agreement contains the entire agreement of the parties and supersedes all prior agreements, understandings and arrangements with respect to the subject matter hereof. This Agreement shall be construed in accordance with the laws of the State of Maryland and in accordance with the applicable provisions of the Investment Company Act. In such case, to the extent the applicable laws of the State of Maryland, or any of the provisions herein, conflict with the provisions of the Investment Company Act, the latter shall control. To the fullest extent permitted by the Investment Company Act and the Advisers Act, as amended, the sole and exclusive forum for any action, suit or proceeding with respect to this Agreement shall be a federal or state court located in the State of Maryland, and each party hereto, to the fullest extent permitted by law, hereby irrevocably waives any objection that it may have, whether now or in the future, to the laying of venue in, or to the jurisdiction of, any and each of such courts for the purposes of any such action, suit or proceeding and further waives any claim that any such action, suit or proceeding has been brought in an inconvenient forum, and each party hereto hereby submits to such jurisdiction and consents to process being served in any such action, suit or proceeding, without limitation, by United States mail addressed to the party at its principal office.

15.
No Third-Party Beneficiary

Other than expressly provided for in Paragraph 9 of this Agreement, this Agreement does not, and is not intended to, confer any rights or remedies upon any person other than the parties to this Agreement; there are no third-party beneficiaries of this Agreement, including, but not limited to, stockholders of the Company.

16.
Counterparts

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken together shall constitute a single agreement. Either party may deliver an executed copy of this Agreement, and of any documents contemplated hereby, by facsimile or other electronic transmission to the other party, and such delivery shall have the same force and effect as any other delivery of a manually signed copy of this Agreement or of such other documents.

* * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed on the date above written.

MSD Investment Corp.
By:	/s/ Brian S. Williams
Name:	Brian S. Williams
Title:	CFO & Treasurer
MSD Partners, L.P.
By:	/s/ Robert K. Simonds
Name:	Robert K. Simonds
Title:	General Counsel & CCO

INSERT PROXY CARD